    As filed with the Securities and Exchange Commission on August 30, 2004

                                                 FILE Nos. 002-094479
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 33
                     to Registration Statement on Form N-1A
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 34

                        JEFFERSON PILOT VARIABLE FUND, INC.
                           (Exact Name of Registrant)

                               One Granite Place
                               Concord, NH 03301
                     (Address of Principal Executive Offices)

                                  603-226-5000
                         (Registrant's Telephone Number)

                         Ronald R. Angarella, President
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:

        Craig D. Moreshead, Esq.                   Christopher S. Petito
  Jefferson Pilot Variable Fund, Inc.                  Jorden, Burt LLP
          One Granite Place                    1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                  Washington, D.C. 20007-5208

                               ------------------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

   __x__  Immediately upon filing pursuant to paragraph (b)
   _____  On          pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On         , pursuant to paragraph (a)(1) of Rule 485.

================================================================================

                             PROSPECTUS: APRIL 30, 2004


                                 JEFFERSON PILOT
                               VARIABLE FUND, INC.


Shares of the Jefferson Pilot Variable Fund, Inc. are available as investment options within variable life insurance policies and variable annuities issued by Jefferson Pilot Financial Insurance Company and its subsidiaries and affiliates. The Portfolios of the Jefferson Pilot Variable Fund, Inc. each with its own investment objective, are:

                            CAPITAL GROWTH PORTFOLIO

                            GROWTH PORTFOLIO

                            STRATEGIC GROWTH PORTFOLIO

                            S&P 500 INDEX PORTFOLIO

                            VALUE PORTFOLIO

                            MID-CAP GROWTH PORTFOLIO

                            MID-CAP VALUE PORTFOLIO

                            SMALL COMPANY PORTFOLIO

                            SMALL-CAP VALUE PORTFOLIO

                            INTERNATIONAL EQUITY PORTFOLIO

                            WORLD GROWTH STOCK PORTFOLIO

                            HIGH YIELD BOND PORTFOLIO

                            BALANCED PORTFOLIO

                            MONEY MARKET PORTFOLIO

       THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE
                               TO STATE OTHERWISE.

[JEFFERSON PILOT FINANCIAL LOGO]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CONTENTS

A LOOK AT OBJECTIVES,            CAPITAL GROWTH PORTFOLIO                      2
STRATEGIES, RISKS AND PAST       GROWTH PORTFOLIO                              4
PERFORMANCE FOR                  STRATEGIC GROWTH PORTFOLIO                    6
EACH PORTFOLIO.                  S&P 500 INDEX PORTFOLIO                       8
                                 VALUE PORTFOLIO                              10
                                 MID-CAP GROWTH PORTFOLIO                     12
                                 MID-CAP VALUE PORTFOLIO                      14
                                 SMALL COMPANY PORTFOLIO                      16
                                 SMALL-CAP VALUE PORTFOLIO                    18
                                 INTERNATIONAL EQUITY PORTFOLIO               20
                                 WORLD GROWTH STOCK PORTFOLIO                 22
                                 HIGH YIELD BOND PORTFOLIO                    24
                                 BALANCED PORTFOLIO                           26
                                 MONEY MARKET PORTFOLIO                       28

OTHER PORTFOLIO INFORMATION      ADDITIONAL RISK FACTORS                      30

FUND MANAGEMENT                  ABOUT JEFFERSON PILOT VARIABLE FUND, INC.    34
                                 THE INVESTMENT ADVISER                       34

SHAREHOLDER INFORMATION          BUYING AND SELLING SHARES                    39
                                 TAXES AND DIVIDENDS                          40
                                 HOUSEHOLDING                                 40
                                 FINANCIAL HIGHLIGHTS                         41
                                 TO LEARN MORE                                49

   THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

   A LOOK AT OBJECTIVES, STRATEGIES, RISKS, AND PAST PERFORMANCE FOR EACH PORTFOLIO

-  CAPITAL GROWTH PORTFOLIO

   INVESTMENT OBJECTIVES:

   The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Capital Growth Portfolio will invest primarily in equity securities of large U.S. companies. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants and exchange-traded funds (ETFs).

   The Portfolio invests in the stocks of successful, large, growing companies. The Portfolio's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

   Using a unique valuation measure in each industry the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), ranks each stock based on its upside return potential relative to its down side risk. Wellington Management typically purchases companies that rank in the top 25% based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

   The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Portfolio may invest up to 25% of its total assets in foreign securities denominated in foreign currencies.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

   PERFORMANCE TABLES (CAPITAL GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Capital Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

ANNUAL TOTAL RETURN(A)

   94         -3.26%
   95         41.74%
   96         19.25%
   97         29.41%
   98         38.47%
   99         44.66%
   2000      -13.46%
   2001      -25.19%
   2002      -31.12%
   2003       26.97%

   BEST QUARTER-4TH QUARTER, 1999     +30.98%
   WORST QUARTER-3RD QUARTER, 2001    -26.15%

   AVERAGE ANNUAL TOTAL RETURNS(A)        1 YR       5 YR        10 YR
                                         ------     ------      -------
   Capital Growth Portfolio              26.97%     -3.91%        9.15%

   S&P 500(R) Index                      28.69%     -0.57%       11.07%

   Russell 1000(R) Growth Index          29.75%     -5.11%        9.21%


   Effective May 1, 2004, the performance benchmark of the Portfolio has changed from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index is an unmanaged style specific index and better represents the Portfolio's investment style.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (CAPITAL GROWTH PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                              TOTAL ANNUAL
              MANAGEMENT                   PORTFOLIO OPERATING
                 FEES      OTHER EXPENSES       EXPENSES
              ----------   --------------  -------------------
                  0.73%         0.07%             0.80%


   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2004.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                    --------   --------   --------   --------
                    $     82   $    255   $    444   $    990

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

   Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

   - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

   - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

   - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

   Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)


   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   PERFORMANCE TABLES (GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94
   95
   96
   97
   98         31.14%
   99         80.36%
   2000       -5.71%
   2001      -33.76%
   2002      -25.53%
   2003       30.85%

   BEST QUARTER-4TH QUARTER, 1999          +57.11%
   WORST QUARTER-1ST QUARTER, 2001         -27.24%

   AVERAGE ANNUAL TOTAL RETURNS(A)        1 YR       5 YR       SINCE INC. (1)
                                        -------     -------     --------------
   Growth Portfolio                      30.85%       1.88%          6.26%

   Russell Midcap(R) Growth Index        42.71%       2.01%          4.56%

   Russell 1000(R) Growth Index          29.75%      -5.11%          0.98%

   Effective May 1, 2004, the performance benchmark of the Portfolio has changed from the Russell Midcap Growth Index to the Russell 1000 Growth Index. The
   Russell 1000 Growth Index is an unmanaged style specific index and better represents the Portfolio's large-cap focus.

   (1) Return calculated from inception date, 1/1/98.


   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (GROWTH PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                              TOTAL ANNUAL
              MANAGEMENT                   PORTFOLIO OPERATING
                 FEES      OTHER EXPENSES       EXPENSES
              ----------   --------------  -------------------
                  0.65%         0.14%             0.79%


   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2004.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                    --------   --------   --------   --------
                    $     81   $    252   $    439   $    978

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  STRATEGIC GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio invests, under normal market conditions, at least 80% of its net assets in the common stocks of a diversified group of growth companies. The Portfolio mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Portfolio's Subadviser, T. Rowe Price Associates, Inc., generally looks for companies with one or more of the following:

   -   AN ABOVE-AVERAGE GROWTH RATE: Superior growth in earnings and cash flow.

   - OPERATIONS IN "FERTILE FIELDS": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

   - A PROFITABLE NICHE: A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.

   The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   The Portfolio may invest up to 25% of its total assets in foreign securities, and may invest in other securities such as futures and options in keeping with the Portfolio's objectives.

   In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   - GROWTH STOCK RISK: Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

   PERFORMANCE TABLES (STRATEGIC GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Strategic Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94
   95
   96       18.30%
   97       20.47%
   98       32.93%
   99       76.51%
   2000    -19.17%
   2001    -35.16%
   2002    -33.84%
   2003     32.00%

   BEST QUARTER-4TH QUARTER, 1999       +55.83%
   WORST QUARTER-3RD QUARTER, 2001      -28.13%

   AVERAGE ANNUAL TOTAL RETURNS(A)        1 YR       5 YR     SINCE INC.(1)
                                        -------    --------  ---------------
   Strategic Growth Portfolio            32.00%     -4.18%        8.53%

   Russell 1000(R) Growth Index(2)       29.75%     -5.11%        8.98%


   (1) Return calculated from inception date, 5/1/95.

   (2) The Russell 1000(R) Growth Index is a style specific index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (STRATEGIC GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                              TOTAL ANNUAL
              MANAGEMENT                   PORTFOLIO OPERATING
                 FEES      OTHER EXPENSES       EXPENSES
              ----------   --------------  -------------------
                  0.80%         0.12%             0.92%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                    --------   --------   --------   --------
                    $     94   $    293   $    509   $  1,131

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  S&P 500 INDEX PORTFOLIO(1)

   INVESTMENT OBJECTIVES:

   The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio pursues its objectives by investing in all the securities that make up the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions the Portfolio will invest at least 90% of its net assets in benchmark securities. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The index consists of the common stocks of 500 major corporations selected according to:

   -  size;

   -  frequency and ease by which their stocks trade; and

   -  range and diversity of the American economy.

   The Portfolio may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money.

   The Portfolio may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the index are valued.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - DERIVATIVES: The Portfolio may invest in stock index futures. An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

   - NO INDIVIDUAL SELECTION OF STOCKS: The Portfolio uses an indexing strategy and does not individually select stocks. The Portfolio does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

----------
(1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

   PERFORMANCE TABLES (S&P 500 INDEX PORTFOLIO)

   The tables below illustrate the risks of investing in the S&P 500 Index Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1994
   1995
   1996
   1997
   1998
   1999
   2000
   2001    -12.18%
   2002    -22.34%
   2003     28.30%

   BEST QUARTER-2ND QUARTER, 2003     +15.28%
   WORST QUARTER-3RD QUARTER, 2002    -17.26%

   AVERAGE ANNUAL TOTAL RETURNS(A)       1 YR     SINCE INC.(1)
                                        -------   -------------
   S&P 500 Index Portfolio               28.30%      -5.89%

   S&P 500(R) Index(2)                   28.69%      -5.60%

   (1) Return calculated from inception date,5/1/00.

   (2) The S&P 500(R) Index is a widely recognized unmanaged index of common stocks.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (S&P 500 INDEX PORTFOLIO)(B): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                              TOTAL ANNUAL
              MANAGEMENT                   PORTFOLIO OPERATING
                 FEES      OTHER EXPENSES       EXPENSES
              ----------   --------------  -------------------
                  0.35%         0.04%             0.39%


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 YEAR    3 YEARS     5 YEARS   10 YEARS
                    --------   --------   --------   --------
                    $     40   $    125   $    219   $    493

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   (B) The Portfolio's investment adviser, JPIA, has entered into an Expense Reimbursement Plan with the Portfolio, whereby JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. JPIA may terminate the Plan at any time. The table above reflects the annual expenses of the Portfolio before any reimbursement. Actual net expenses, based on the assumptions described above, would be $29, $90, $157 and $356 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

-  VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Value Portfolio invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stock. The Portfolio pursues its objectives primarily by investing in equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book value and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive.

   The Value Portfolio intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the Portfolio may invest in securities not currently paying dividends where the Sub-Adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), anticipates that they will increase in value, and the Portfolio's dividend distribution will vary and may be low. The Portfolio may invest up to 10% of its assets in fixed income securities and up to an additional 10% of its assets in convertible securities rated below investment-grade at the time of purchase.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - CREDIT: The Portfolio may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - VALUE STOCKS: Value stocks may never reach what the portfolio manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Portfolios' performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   PERFORMANCE TABLES (VALUE PORTFOLIO)

   The tables below illustrate the risks of investing in the Value Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1994     -4.24%
   1995     33.58%
   1996     22.88%
   1997     28.92%
   1998     12.63%
   1999      5.75%
   2000      9.25%
   2001      1.54%
   2002    -21.36%
   2003     28.18%

   BEST QUARTER-4TH QUARTER, 1998      +16.14%
   WORST QUARTER-3RD QUARTER, 2002     -19.26%

   AVERAGE ANNUAL TOTAL RETURNS(A)                1 YR    5 YR    10 YR
                                                 ------   -----   ------
   Value Portfolio                               28.18%   3.41%   10.43%

   Russell 1000(R) Value Index(1)                30.03%   3.56%   11.88%


   (1) The Russell 1000(R) Value Index is a broad-based style specific index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (VALUE PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                   TOTAL ANNUAL
                MANAGEMENT                     PORTFOLIO OPERATING
                   FEES      OTHER EXPENSES         EXPENSES
                ----------   --------------    -------------------
                   0.75%          0.08%               0.83%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ------    -------    -------    --------
                    $  85     $   265    $   460    $  1,025

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   MID-CAP GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Mid-Cap Growth Portfolio seeks capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Mid-Cap Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

   Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap(R) Growth Index.

   Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

   - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

   - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

   - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

   Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. Midsize companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase the costs the Portfolio incurs. It may also increase the amount of capital gains tax you pay on the Portfolio's returns. (See "Portfolio Turnover", at page 33.)

   PERFORMANCE TABLES (MID-CAP GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Mid-Cap Growth Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94
   95
   96
   97
   98
   99
   2000
   2001
   2002     -31.62%
   2003      49.59%

   BEST QUARTER-4TH QUARTER, 2001     +25.03%
   WORST QUARTER-3RD QUARTER, 2001    -31.44%

   AVERAGE ANNUAL TOTAL RETURNS(A)                1 YR      SINCE INC.(1)
                                                 ------     -------------
   Mid-Cap Growth Portfolio                      49.59%        -4.76%

   Russell Midcap(R) Growth Index(2)             42.71%        -2.47%


   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell Midcap(R) Growth Index is a style specific index. As of 2004, the capitalization of the stocks within the Index ranged from $668 million to $18.1 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MID-CAP GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                   TOTAL ANNUAL
                MANAGEMENT                     PORTFOLIO OPERATING
                   FEES      OTHER EXPENSES         EXPENSES
                ----------   --------------    -------------------
                   0.90%          0.24%               1.14%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ------    -------    -------    --------
                    $  116    $   362    $   628    $  1,386

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   MID-CAP VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Mid-Cap Value Portfolio seeks long-term capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Mid-Cap Value Portfolio pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

   Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. These companies are generally established companies that may not be well-known "household" names. The Portfolio may invest up to 20% of its net assets in securities of foreign issuers.

   The Portfolio focuses on those stocks within the Russell 2500(TM) Index which fall within the bottom half of the price-to-earnings distribution. Wellington Management Company, LLP the Portfolio's Sub-Adviser, attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.

   The Portfolio's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of their relative return/appreciation potential.

   The Portfolio typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when Wellington Management believes that alternative stocks offer better risk/reward potential.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

   - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Adverse fluctuations in foreign in currency values could reduce gains or create losses.

   PERFORMANCE TABLES (MID-CAP VALUE PORTFOLIO)

   The tables below illustrate the risks of investing in the Mid-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94
   95
   96
   97
   98
   99
   2000
   2001
   2002      -13.66%
   2003       43.14%

   BEST QUARTER-4TH QUARTER, 2001     +21.55%
   WORST QUARTER-3RD QUARTER, 2002    -20.09%

   AVERAGE ANNUAL TOTAL RETURNS(A)                                 1 YR          SINCE INC.(1)
                                                                  ------         -------------
   Mid-Cap Value Portfolio                                        43.14%             7.95%

   Russell 2500(TM) Value Index(2)                                44.93%            12.89%


   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell 2500(TM) Value Index is a style specific index. As of March 31, the capitalization of the stocks Index within the index ranged from $16 million to $7 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MID-CAP VALUE PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                   TOTAL ANNUAL
                MANAGEMENT                     PORTFOLIO OPERATING
                   FEES      OTHER EXPENSES         EXPENSES
                ----------   --------------    -------------------
                   1.05%          0.16%               1.21%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    ------    -------    -------    --------
                    $  123    $   384    $   665    $  1,466

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  SMALL COMPANY PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

   PRINCIPAL INVESTMENT STRATEGIES:

   The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in common stocks of small companies. Small companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Growth Index. The Portfolio may also invest in other equity related securities such as preferred stocks and bonds convertible into common stock.

   The Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), focuses on companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgment. Lord Abbett uses a three-step investment decision making process to capitalize on opportunities in undervalued market sectors, industries, or individual company situations. Common stocks are selected based on the following steps, which emphasize relative value and fundamentals:

   - FIRST, the universe of stocks is subjected to several systematic quantitative valuation screens to identify superior growth stock candidates.

   - SECOND, the portfolio manager and research team look to narrow the list of potential holdings to those likely to produce superior returns over a thirty-six month time frame by analyzing the dynamics of each company within its industry and within the economy.

   - THIRD, stocks are finally selected based on long-term growth prospects, solid fundamentals, and good valuation support.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio turnover" at page 33.)

   PERFORMANCE TABLES (SMALL COMPANY PORTFOLIO)

   The tables below illustrate the risks of investing in the Small Company Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

   ANNUAL TOTAL RETURN(A)

[CHART]

   94          7.66%
   95         29.72%
   96         16.46%
   97         23.60%
   98        -11.78%
   99         14.20%
   00        -17.87%
   01         -7.18%
   02        -28.96%
   2003       40.32%

   BEST QUARTER-4TH QUARTER, 2001      +25.43%
   WORST QUARTER-3RD QUARTER, 2002     -23.28%

   AVERAGE ANNUAL TOTAL RETURNS(A)      1 YR        5 YR       10 YR
                                      ---------   --------   ---------
   Small Company Portfolio             40.32%      -2.79%      4.40%

   Russell 2000(R) Growth Index(1)     48.54%       0.86%      5.43%


   (1) The Russell 2000(R) Growth Index is a style specific index. As of March 31, 2004, the capitalization of the stocks within the Index ranged from $32 million to $2.8 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   FEES AND EXPENSES (SMALL COMPANY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                            TOTAL ANNUAL
                         MANAGEMENT                     PORTFOLIO OPERATING
                            FEES       OTHER EXPENSES         EXPENSES
                         ----------    --------------   -------------------
                           0.75%            0.17%               0.92%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------   --------   -------    --------
                          $  94      $  293     $  509     $  1,131

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  SMALL-CAP VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies.

   PRINCIPAL INVESTMENT STRATEGIES:

   Under normal circumstances, the Small-Cap Value Portfolio will invest at least 80% of its net assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Index.

   The Portfolio focuses on securities that the Subadviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. The Subadviser uses a proprietary valuation model to screen over 3000 small-cap companies. This model attempts to identify small-cap companies with below-average valuation and above-average profitability. The most attractive 20% of these companies are then identified for further research.

   Dalton, Greiner, Hartman, Maher & Co., the Portfolio's Subadviser, performs in-depth due diligence on those individual companies deemed from its model to be most attractive. The Subadviser looks for companies with the following characteristics:

   -  Market leader with strong position in its business
   -  Stable to improving industry fundamentals
   -  Above average profitability characteristics
   -  Free cash flow generation
   -  Strong balance sheet
   -  Proven management team acting in shareholders best interests
   -  High insider ownership/Insiders buying

   Stocks may also be identified for investment based upon certain catalysts that may drive the valuation higher, such as an earnings surprise, restructur-ing/spin-offs, management change, or an acquisition. The Portfolio typically sells a stock when according to the Subadviser's valuation model the company's stock is considered fully valued. Securities may also be sold based upon deteriorating fundamentals.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of mid-cap or large-cap companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   PERFORMANCE TABLES (SMALL-CAP VALUE PORTFOLIO)
   The tables below illustrate the risks of investing in the Small-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

ANNUAL TOTAL RETURN(A)

   94
   95
   96
   97
   98
   99
   2000
   2001
   2002      -12.64%
   2003       35.79%

   BEST QUARTER-4TH QUARTER, 2001         +15.94%
   WORST QUARTER-3RD QUARTER, 2002        -16.25%

   AVERAGE ANNUAL TOTAL RETURNS(A)         1 YR        SINCE INC.(1)
                                           -----       ------------
   Small-Cap Value Portfolio               35.79%         11.00%

   Russell 2000(R) Value Index(2)          46.03%         12.88%


   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell 2000(R) Value Index is a broad-based style specific index. As of March 31, 2004, the capitalization of the stocks within the Index ranged from $16 million to $2.7 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   FEES AND EXPENSES (SMALL-CAP VALUE PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                    TOTAL ANNUAL
              MANAGEMENT                         PORTFOLIO OPERATING
                FEES         OTHER EXPENSES           EXPENSES
              ----------     --------------      -------------------
                1.30%            0.12%                  1.42%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR      3 YEARS     5 YEARS    10 YEARS
            ------      -------     -------    --------
            $  145      $   449     $   776    $  1,702

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  INTERNATIONAL EQUITY PORTFOLIO

   INVESTMENT OBJECTIVES:

   The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the Investment Company Act of 1940. See "Main Risk Factors" below.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio will seek to achieve its objective by investing at least 80% of its net assets in equity and equity-related securities (including Depository Receipts) of companies from at least three countries outside of the United States. Issuers of such securities are mainly large companies, but may include some smaller, emerging companies.

   The investment policy of the Portfolio is to be non-diversified as to individual issuers. The Portfolio may hold large positions in some stocks. Country allocations are a secondary consideration in an investment process that focuses mainly on sectors, industries, and individual stocks.

   The Portfolio may sell a stock for a variety of reasons, including if its price appreciates more than fundamental prospects, the stock fails to realize its growth potential, or more attractive opportunities appear elsewhere.

   The Sub-Adviser, Marsico Capital Management, LLC ("Marsico") selects securities based upon an approach that combines "top down" analysis of economic and social trends with "bottom up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with characteristics such as specific market expertise or dominance, franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests, and reasonable valuations in the context of projected growth rates.

   The Portfolio may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Portfolio's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. The Portfolio may purchase securities on a when-issued basis. The Portfolio may invest up to 10% of its assets in illiquid securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   Since the International Equity Portfolio is not "diversified" as defined by the Investment Company Act of 1940, it may invest a greater percentage of its assets in any single issuer than otherwise permissible for a diversified investment company. As a result, the portfolio will be more susceptible to adverse developments affecting any single issuer. The Portfolio should be considered by investors who have financial goals five years or more in the future, and who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques that the Portfolio generally employs.

   The main risk factors are as follows:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses.

   - EMERGING GROWTH RISK: The Portfolio may invest in some companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

   PERFORMANCE TABLES (INTERNATIONAL EQUITY PORTFOLIO)

   The tables below illustrate the risks of investing in the International Equity Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1994
   1995
   1996
   1997
   1998     21.66%
   1999     32.54%
   2000    -23.69%
   2001    -22.98%
   2002    -22.79%
   2003     31.38%

     BEST QUARTER-4TH QUARTER, 1998       +20.42%
     WORST QUARTER-3RD QUARTER, 2001      -21.82%

   AVERAGE ANNUAL TOTAL RETURNS(A)       1 YR          5 YR        SINCE INC.(1)
                                        -------      --------      -------------
   International Equity Portfolio        31.38%       -4.60%           -0.66%

   MSCI EAFE(R) Index(2)                 38.59%       -0.05%            2.17%

   (1) Return calculated from inception date, 1/1/98.

   (2) The MSCI EAFE(R) Index is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   FEES AND EXPENSES (INTERNATIONAL EQUITY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                             TOTAL ANNUAL
                   MANAGEMENT                             PORTFOLIO OPERATING
                      FEES        OTHER EXPENSES               EXPENSES
                   ----------     --------------          -------------------
                     1.00%            0.29%                      1.29%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
             ------        -------        -------        --------
             $ 131          $ 409          $ 708         $ 1,556

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  WORLD GROWTH STOCK PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

   PRINCIPAL INVESTMENT STRATEGIES:

   The World Growth Stock Portfolio seeks to achieve its objective by investing at least 80% of its net assets in stocks issued by companies of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The Portfolio will generally be composed of investments from among many different industries. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries.

   The Sub-Adviser, Templeton Investment Counsel, LLC ("Templeton"), emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

   The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   - EMERGING GROWTH RISK: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   PERFORMANCE TABLES (WORLD GROWTH STOCK PORTFOLIO)

   The tables below illustrate the risks of investing in the World Growth Stock Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94      -3.05%
   95      16.35%
   96      19.22%
   97      15.33%
   98       2.85%
   99      20.86%
   2000     1.54%
   2001    -6.42%
   2002   -16.67%
   2003    34.09%

     BEST QUARTER-2ND QUARTER, 2003       +18.01%
     WORST QUARTER-3RD QUARTER, 2002      -18.38%

   AVERAGE ANNUAL TOTAL RETURNS(A)       1 YR          5 YR            10 YR
                                        -------      --------        ---------
   World Growth Stock Portfolio          34.09%        5.11%           7.42%

   MSCI World Index(SM)(1)               33.11%       -0.77%           7.14%


   (1) The MSCI World Index(SM) is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   FEES AND EXPENSES (WORLD GROWTH STOCK PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                             TOTAL ANNUAL
                   MANAGEMENT                             PORTFOLIO OPERATING
                      FEES        OTHER EXPENSES               EXPENSES
                   ----------     --------------          -------------------
                     0.75%            0.14%                      0.89%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
             ------        -------        -------        --------
              $ 91          $ 284          $ 493         $ 1,096

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  HIGH YIELD BOND PORTFOLIO

   INVESTMENT OBJECTIVE:

   The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

   PRINCIPAL INVESTMENT STRATEGIES:

   Under normal conditions, the Portfolio will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds. The Portfolio may also invest in convertible securities and preferred stock of both domestic and foreign issuers. Fixed income securities offering the high current income sought by the Portfolio generally are lower rated bonds (junk bonds), which are bonds rated Ba or below by Moody's or BB or below by Standard & Poor's and involve greater volatility of price and risk of principal and income than higher rated securities.

   While the Portfolio focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio may also invest up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of MFS, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis.

   The Portfolio seeks to maximize return by taking advantage of market developments, yield disparaties and variations in the creditworthiness of issuers. In selecting investments, MFS employs a three-month "horizon" outlook as a tool in making or adjusting asset allocations to various segments of the fixed income markets. MFS performs its own independent analysis in assessing the credit quality of fixed income securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

   - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   - CREDIT: The Portfolio may invest up to 100% of its net assets in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - LIQUIDITY: The secondary market for high yield, high risk bond securities may not be as liquid as the secondary market for more highly rated securities, which may affect the Portfolio's ability to sell a particular security at a satisfactory price or to meet its liquidity needs.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   PERFORMANCE TABLES (HIGH YIELD BOND PORTFOLIO)

   The tables below illustrate the risks of investing in the High Yield Bond Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   94
   95
   96
   97
   98       0.89%
   99       4.79%
   2000    -7.92%
   2001     3.43%
   2002     2.13%
   2003    19.52%

   BEST QUARTER-4TH QUARTER, 2001       +6.67%
   WORST QUARTER-3RD QUARTER, 1998      -7.19%

   AVERAGE ANNUAL TOTAL RETURNS(A)         1 YR          5 YR        SINCE INC.(1)
                                          -------      --------      -------------
   High Yield Bond Portfolio               19.52%       4.02%            3.50%

   Lehman Bros. High Yield Bond Index(2)   28.97%       5.23%            4.66%

   (1) Return calculated from inception date, 1/1/98.

   (2) The Lehman Bros. High Yield Bond Index is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   FEES AND EXPENSES (HIGH YIELD BOND PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                             TOTAL ANNUAL
                   MANAGEMENT                             PORTFOLIO OPERATING
                      FEES        OTHER EXPENSES               EXPENSES
                   ----------     --------------          -------------------
                     0.75%            0.38%                      1.13%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
             ------        -------        -------        --------
             $ 115          $ 359          $ 622         $ 1,375

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  BALANCED PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Balanced Portfolio pursues its objective by normally investing 60% to 70% of the Fund's assets in equity securities and the remaining 30% to 40% of the Fund's assets in investment-grade bonds. Changes between the two asset classes will be made based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

   Equity securities are expected to consist primarily of common stocks, but may also include warrants, preferred stocks, convertible securities and exchange traded funds (ETFs). In choosing equity securities, the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management") employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. Wellington Management typically focuses on dividend-paying companies.

   Wellington Management looks at companies based on criteria of upside return potential relative to the downside risk over a 12 to 24 month period. Stocks are generally sold when the upside return is less than the downside risk.

   Fixed income securities will include obligations of the US government and its agencies, investment grade corporate bonds, asset-backed securities and mortgage backed securities. The fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

   - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   - CREDIT: The Portfolio may invest up to 35% of its total assets in below investment-grade bonds. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

   PERFORMANCE TABLES (BALANCED PORTFOLIO)

   The tables below illustrate the risks of investing in the Balanced Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to the returns of a broad-based index (S&P 500) and the returns of a more narrowly based index (Balanced Composite) which better reflects the market sectors in which the Portfolio invests. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1994    -1.33%
   1995    22.35%
   1996    10.56%
   1997    16.33%
   1998    17.74%
   1999    22.26%
   2000    -1.45%
   2001    -4.29%
   2002    -6.36%
   2003    14.04%

   BEST QUARTER-4TH QUARTER, 1999      +16.36%
   WORST QUARTER-3RD QUARTER, 1998      -6.19%

   AVERAGE ANNUAL TOTAL RETURNS(A)       1 YR          5 YR            10 YR
                                        -------      --------      -------------
   Balanced Portfolio                    14.04%        4.25%            8.45%

   S&P 500(R) Index                      28.69%       -0.57%           11.07%

   Balanced Benchmark                    16.10%        3.19%            9.53%

   Balanced Composite                    20.95%        4.97%           10.41%


   Effective May 1, 2004, the Portfolio replaced the Balanced Benchmark with the Balanced Composite. The is a 65%/35% blended index Balanced Composite of the Russell 1000(R) Value Index and Lehman Bros. Aggregate and better represents the Portfolio's investment style.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (BALANCED PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                             TOTAL ANNUAL
                   MANAGEMENT                             PORTFOLIO OPERATING
                      FEES        OTHER EXPENSES               EXPENSES
                   ----------     --------------          -------------------
                     0.65%            0.14%                      0.79%


   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2004.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
             ------        -------        -------        --------
              $ 81          $ 252          $ 439         $ 978

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVE:

   The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

   PRINCIPAL INVESTMENT STRATEGIES:

   The money market instruments in which the Portfolio invests include:

   - U.S. GOVERNMENT SECURITIES: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

   - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES WHICH ARE BONDS OR OTHER DEBT OBLIGATIONS of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

   - REPURCHASE AGREEMENTS: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date

   - Certificates of deposit, bankers' acceptances and other obligations of U.S. banks which are FDIC members

   -  U.S. dollar obligations of foreign branches of U.S. banks

   - U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks

   -  instruments fully secured or collateralized by such bank obligations

   - Commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations

   The Portfolio will invest only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by the Subadviser to be of comparable quality. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and you can lose money. The following are the main risk factors of the Portfolio:

   - INTEREST RATES: The value of securities in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates. If interest rates rise, the value of bonds, including those held by the Portfolio, falls. A broad-based market decline may cause a bond's price to fall.

   - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may not keep pace with inflation and may result in a lower yield than would be available from debt obligations of a lower quality or longer term.

   PERFORMANCE TABLES (MONEY MARKET PORTFOLIO)

   The tables below illustrate the risks of investing in the Money Market Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1, 5, and 10 years to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1994    3.28%
   1995    5.06%
   1996    4.65%
   1997    4.86%
   1998    4.86%
   1999    4.57%
   2000    5.90%
   2001    3.77%
   2002    1.22%
   2003    0.59%

   BEST QUARTER-4TH QUARTER, 1995       +7.00%
   WORST QUARTER-4TH QUARTER, 1997      -3.63%

   AVERAGE ANNUAL TOTAL RETURNS(A)          1 YR          5 YR            10 YR
                                           -------      --------          ------
   Money Market Portfolio                   0.59%        3.19%            3.86%

   Merrill Lynch T-Bill Index (0-3 months)  1.07%        3.50%            4.30%

   Lipper Money Market Index                0.62%        3.26%            4.08%

      7-day simple annualized yield:                     0.47%

      7-day compounded effective yield:                  0.47%


   Effective May 1, 2004, the performance benchmark of the Portfolio has from the Merrill Lynch T-Bill Index to the Market Index. The changed Lipper Money Lipper Money Market Index is a peer group benchmark of the average the funds in the Lipper Money Market Universe and better return of represents the Portfolio's investment style.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MONEY MARKET PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.


                                                             TOTAL ANNUAL
                   MANAGEMENT                             PORTFOLIO OPERATING
                      FEES        OTHER EXPENSES               EXPENSES
                   ----------     --------------          -------------------
                     0.50%            0.08%                      0.58%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR        3 YEARS        5 YEARS        10 YEARS
             ------        -------        -------        --------
              $ 59          $ 186          $ 324         $ 726

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   OTHER PORTFOLIO INFORMATION

-  ADDITIONAL RISK FACTORS

   GENERAL MARKET RISKS

   Many factors can affect a Portfolio's performance. A Portfolio's net asset value changes daily based on changes in the prices of the securities it holds. These prices can change due to market conditions, interest rates and in response to other economic, political or financial developments. These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. A Portfolio's reaction to these developments will depend on the Portfolio's level of investment in the securities of the issuer(s) or industries affected by such developments. Investment in the Portfolios should be considered by those with financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus.

   SECURITIES AND INDEX OPTIONS

   The Growth Portfolio, the Value Portfolio, the High Yield Bond Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Strategic Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

   Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

   The writing of call options on securities and securities indices involves the following risks: (i) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and
   (ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

   PURCHASING PUT AND CALL OPTIONS

   In order to hedge against changes in the market value of their portfolio securities, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

   Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

   FUTURES CONTRACTS

   The Value Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the

   Small Company Portfolio and the Strategic Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions and as a cash management tool. The Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, and the Strategic Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase or sell. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

   The use of futures contracts by the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

   The S&P 500 Index Portfolio may invest in stock index futures as a substitute for a comparable market position in the underlying securities. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. S&P 500 Index futures contracts derive their value from the price of the S&P 500 Index. Investing in index futures contracts can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money. Compared to conventional securities, index futures contracts can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

   LENDING OF SECURITIES

   The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

   WHEN-ISSUED SECURITIES

   In order to help ensure the availability of suitable securities the Growth Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, World Growth Stock Portfolio and Strategic Growth Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the Statement of Additional Information.

   BORROWING

   Any Portfolio may borrow money from banks in an amount up to 5% of total asset value. The Strategic Growth, High Yield Bond, S&P 500 Index and Growth Portfolios may borrow money in an amount up to 33 1/3% of total asset value. The Portfolios will borrow money only as a temporary measure and not for investment purposes. All Portfolios will maintain continuous asset coverage of at least 300% (as defined in the Investment Company Act of 1940) with respect to all of its borrowings. If at any time asset coverage falls below 300%, a Portfolio may be required to sell its assets within three days to reduce the amount of its borrowings and restore 300% asset coverage. Borrowing involves interest costs. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

   RESTRICTED AND ILLIQUID SECURITIES

   All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to qualified institutional buyers under Rule 144A of the 33 Act) and limited amounts of illiquid securities. Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

   Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before nominal fixed term on seven day or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4 (2) of the 33 Act) that the Board of Directors or the Sub-Advisers have determined to be liquid will be treated as such.

   A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" in the SAI.

   LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

   The Growth Portfolio, Capital Growth Portfolio, Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio and the Strategic Growth Portfolio may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

   The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

   PORTFOLIO TURNOVER

   The Growth Portfolio, Mid-Cap Growth Portfolio, Small Company Portfolio, Capital Growth Portfolio and International Equity Portfolio anticipate that active and frequent trading of portfolio securities will be a likely result of implementing principal investment strategies. In 2003, the portfolio turnover rate was 169.72% for the Growth Portfolio, 167.27% for the Mid-Cap Growth Portfolio, 111.84% for the Small Company Portfolio, 48.34% for the Capital Growth Portfolio and 233.86% for the International Equity Portfolio. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

   FUND MANAGEMENT

   - ABOUT JEFFERSON PILOT VARIABLE FUND, INC.

   The Fund currently consists of fourteen investment portfolios, namely Capital Growth Portfolio, Growth Portfolio, Strategic Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio, Balanced Portfolio, and Money Market Portfolio, (the "Portfolios").

   Because investment in a Portfolio involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective investors should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before allocating amounts to particular Portfolios.

   Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial"), Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot Life") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. Shares may be offered in the future to other non-affiliated insurance companies in order to fund additional variable life insurance policies, variable annuity contracts or other investment products. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Jefferson Pilot Financial and Jefferson-Pilot Life are wholly-owned subsidiaries of Jefferson-Pilot Corporation, a North Carolina Corporation.

   A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

   In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Jefferson Pilot Financial, its affiliates, successors or assigns, or by other insurance companies with which Jefferson Pilot Financial may or may not be affiliated, and the Fund may add or delete Portfolios.

-  THE INVESTMENT ADVISER

   The investment adviser to the Fund is Jefferson Pilot Investment Advisory Corporation (the "Investment Adviser" or "Jefferson Pilot Investment Advisory"), a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. Its address is One Granite Place, Concord, NH 03301.

   The Investment Adviser provides supervisory investment advice, which involves recommending, evaluating, monitoring, and overseeing the activities of the Sub-Advisers. The Investment Adviser also reviews the practices of broker-dealers selected by the Sub-Advisers. In addition, Jefferson Pilot Investment Advisory provides the following administrative services to the
   Fund:

   -  acts as transfer agent and dividend paying agent

   -  provides office space and related utilities necessary for Fund operations

   -  recommends auditors, counsel and custodians

   -  provides personnel, data processing services, and supplies

   - prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other shareholder communications

   - schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders

   - prepares and files tax returns and reports which federal, state, local or foreign laws may require

   The cost of such facilities, supplies and services is included in the investment management fees which are paid to Jefferson Pilot Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio, which rates for the most recent fiscal year were as follows:

                                        WORLD GROWTH STOCK,
     AVERAGE DAILY      INTERNATIONAL     SMALL COMPANY,        STRATEGIC        SMALL-CAP        MONEY
      NET ASSETS           EQUITY            AND VALUE           GROWTH            VALUE          MARKET        BALANCED(1)
------------------------------------------------------------------------------------------------------------------------------
   First $100 Million       1.00%               .75%              .80%             1.30%           .50%            .75%

   Next $100 Million        1.00%               .75%              .80%             1.30%           .50%            .75%

   Next $1.1 Billion        1.00%               .70%              .75%             1.30%           .45%            .70%

   Over $1.3 Billion        1.00%               .65%              .70%             1.30%           .40%            .65%

      AVERAGE DAILY         MID-CAP          CAPITAL(2)         S&P 500(3)                         MID-CAP
       NET ASSETS            VALUE             GROWTH             INDEX       HIGH YIELD BOND      GROWTH         GROWTH(4)
------------------------------------------------------------------------------------------------------------------------------
   First $100 Million        1.05%              .85%               .24%            .75%              .90%            .75%

   Next $400 Million         1.05%              .80%               .24%            .75%              .90%            .75%

   Over $500 Million         1.05%              .75%               .24%            .75%              .90%            .75%


   (1) Effective May 1, 2004, the management fee for the Balanced Portfolio has been reduced to .65% of the first $100 million average daily net assets, .55% of the next $100 million, and .50% over $200 million.

   (2) Effective May 1, 2004, the management fee for the Capital Growth Portfolio has been reduced to .75% of the first $100 million average daily net assets, and .70% over $100 million.

   (3) Effective May 1, 2000, the Investment Adviser has voluntarily agreed to reimburse the S&P 500 Index Portfolio to the extent that operating expenses (with the exceptions noted below) exceed 0.28% of its average net expenses. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions or extraordinary expenses. The Investment Adviser retains the ability to be repaid by the Portfolio if expenses fall below the specified limit prior to the end of the fiscal year. This reimbursement arrangement, which may be terminated by the Investment Adviser at any time can decrease the Portfolio's expenses and boost its performance. Provided the Plan is still in effect, this Plan shall automatically terminate on December 31, 2005, whereupon the obligations of both the Fund and the Investment Adviser shall cease.

   (4) Effective May 1, 2004, the management fee for the Growth Portfolio has been reduced to .65% of the average daily net asset value of the Portfolio.

   THE SUB-ADVISERS

   The Investment Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Portfolios of the Fund. The Investment Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Portfolio and reviews the performance of the Sub-Advisers and reports periodically on the performance to the Board of Directors.

   Under the terms of each of the Sub-Advisory Agreements with the Investment Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Portfolio, subject to the supervision of the Board of Directors. The Sub-Adviser formulates a continuous investment program for each such Portfolio consistent with its investment objectives and policies outlined in this Prospectus.

   As compensation for its services, each Sub-Adviser receives a fee from the Investment Adviser computed separately for the applicable Portfolio, stated as an annual percentage of the net assets of such Portfolio. The SAI contains a schedule of the management fees the Investment Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Portfolio.

   Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, a registered investment adviser and a Delaware Limited Liability Company is Sub-Adviser to the World Growth Stock Portfolio. Templeton Global Advisors Limited ("TGAL") served as sub-adviser to the World Growth Stock Portfolio through July 16, 2000. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders. TICL and TGAL are indirect wholly-owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization were over $336.7 Billion as of December 31, 2003. Effective August 1, 2003, the portfolio manager for the World Growth Stock Portfolio is Mr. Peter Nori, who replaces Cindy Sweeting. Peter Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been a member of the global equity research team since 1994.

   Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is Sub-Adviser to the High Yield Bond, and Money Market Portfolios. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $142.2 Billion as of March 31, 2004. MFS is a subsidiary of Sun Life Assurance Company of Canada.

   John Addeo, Associate Director of Fixed Income Research for MFS is primarily responsible for the day-to-day management of the High Yield Bond Portfolio. Prior to joining MFS as a high-yield analyst in 1998, John worked as an analyst and a vice president in the high-yield groups of several major investment companies.

   Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, a registered investment adviser and limited liability company is Sub-Adviser to the Small Company Portfolio. Pioneer served as sub-adviser to the Small Company Portfolio through May 1, 1999. The change in sub-advisers to the Small Company Portfolio will not affect the aggregate investment advisory fees paid by shareholders. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $74 billion in more than 40 mutual fund portfolios and other advisory accounts as of January 31, 2004. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments.
   F. Thomas O'Halloran, partner and Investment Manager, leads the team. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran has been in the investment business since 1987. The other senior members include Lesley-Jane Dixon and John J. DiChiaro. Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995 and has been in the investment business since 1986. Mr. DiChiaro, Partner and Senior Strategy Coordinator, joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979.

   Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), 565 Fifth Avenue, Suite 2101, New York, New York 10017, a registered investment adviser and partnership is Sub-Adviser to the Small-Cap Value Portfolio. Dalton Greiner was organized in 1982 as Dillon Read Capital, the money management subsidiary of the investment bank, Dillon Read. Dalton Greiner is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest is held by 12 Dalton Greiner employees. As of December 31, 2003, Dalton Greiner had over $3 billion in assets under management. Dalton Greiner will be owned 80% by Boston Private and 20% by Dalton Greiner professionals. Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the Portfolio.

   Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100, Berwyn, Pennsylvania 19312, a registered investment adviser, is Sub-Adviser to the Mid-Cap Growth Portfolio. Turner is also the Sub-Adviser to the Growth Portfolio (effective May 1, 2004). Strong Capital Management, Inc. served as Sub-Adviser to the Growth Portfolio through April 30, 2004. As of December 31, 2003, Turner had over $12 billion in assets under management. The Mid-Cap Growth Portfolio is managed by a committee comprised of Robert E. Turner, Christopher K. McHugh and William C. McVail. Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has 22 years of investment experience. Christopher McHugh, Senior Equity Portfolio Manager joined Turner in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has 16 years of investment experience. Bill McVail, CFA and Senior Equity Portfolio Manager joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. Mr. McVail has 16 years of investment experience.

   The Growth Portfolio is managed by a committee comprised of Robert E. Turner, Mark D. Turner and Christopher J. Perry. Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has 22 years of investment experience. Mark Turner, Vice Chairman and Senior Equity Portfolio Manager joined Turner when it was founded in 1990. Prior to 1990, he was employed as a Senior Portfolio Manager by First Maryland Asset Management. He has 21 years of investment experience. Christopher Perry, CFA and Senior Equity Portfolio Manager joined Turner in 1998. He was previously employed as a Research Analyst with Pennsylvania Merchant Group. Mr. Perry has 10 years of investment experience.

   Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, a registered investment adviser and Massachusetts limited liability partnership is Sub-Adviser to the Mid-Cap Value Portfolio. Wellington Management is also the Sub-Adviser to the Capital Growth and Balanced Portfolios (effective May 1, 2004). Janus Capital Management LLC served as Sub-Adviser to the Capital Growth and Balanced Portfolios through April 30, 2004. Wellington Management is one of America's oldest and largest independent investment counseling firms. As of December 31, 2003 Wellington Management managed over $393 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

   Mr. James N. Mordy is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. Mordy is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1985. Mr. Andrew Shilling, CFA is primarily responsible for the day-to-day management of the Capital Growth Portfolio. Mr. Shilling is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1994.

   Mr. Edward P. Bousa, CFA is primarily responsible for the day-to-day management of the equity securities in the Balanced Portfolio. Mr. Bousa is a Vice President of Wellington Management and has been with the firm since 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000). Mr. Joseph F. Marvan, CFA is primarily responsible for the day-to-day management of the fixed income securities in the Balanced Portfolio. Mr. Marvan is a Vice President of Wellington Management and has been with the firm since 2003. Prior to that, Mr. Marvan was a Senior Portfolio Manager at State Street Global Advisors working on a wide range of fixed income portfolios (1996-2003).

   Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, is Sub-Adviser to the Value Portfolio.

   Credit Suisse is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group and is part of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston. Credit Suisse serves as investment adviser to separate accounts and investment companies, including the Credit Suisse Funds, and together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of December 31, 2003, Credit Suisse and its global affiliates had assets under management totaling approximately $317.9 billion. The Credit Suisse Value Team is responsible for the day-to-day management of the Value Portfolio. The key members of the Credit Suisse Value Team are Stephen J. Kaszynski and Robert E. Rescoe. Mr. Kaszynski, CFA, Managing Director of Credit Suisse, is head of U.S. value equities at Credit Suisse. He joined Credit Suisse in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Mr. Rescoe, a Director of Credit Suisse, joined Credit Suisse as a result of Credit Suisse Group's acquisition of Warburg Pincus, which he joined in 1993. Mr. Rescoe has over 20 years of industry experience.

   Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability company is the Sub-Adviser to the International Equity Portfolio (effective May 1, 2003). Lombard Odier International Portfolio Management Limited served as sub-adviser to the International Equity Portfolio through April 30, 2003. The change in sub-advisers will not affect the aggregate invest-ment advisory fees paid by shareholders. Marsico was formed in 1997, and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans and individuals. James G. Gendelman, portfolio manager and senior analyst with Marsico, is responsible for the day-to-day management of the Portfolio. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to 1985.

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, a registered investment adviser and Maryland corporation is the subadviser to the Strategic Growth Portfolio (effective May 1, 2003). Massachusetts Financial Services Company served as sub-adviser to the Portfolio through April 30, 2003. T. Rowe Price was founded in 1937.
   T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $190 billion as of December 31, 2003. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. The Strategic Growth Portfolio is managed by an investment advisory committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith is a Vice President and Equity Portfolio Manager at T. Rowe Price. Mr. Smith joined T. Rowe Price in 1992 and has been managing investments since 1987.

   Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is Sub-Adviser to the S&P 500 Index Portfolio (effective December 12, 2003). Barclays Global Fund Advisors served as sub-adviser to the Portfolio until December 11, 2003. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2003, Mellon Capital had assets under management totaling approximately $112.1 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.) Mellon employs a team of portfolio managers, investment strategists, and other investment specialists.

   The Fund and Jefferson Pilot Investment Advisory have obtained an exemptive order from the Securities and Exchange Commission which permits Jefferson Pilot Investment Advisory, without further shareholder approval, to replace or add Subadvisers and to enter into Subadvisory Agreements with those Subadvisers upon approval of the Fund's Board of Directors. The relief provided by the exemptive order is subject to certain conditions. For example, within sixty days of the hiring of any new Subadviser or the implementation of any proposed material change to an Investment Subadvisory Agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new Subadviser or Subadvisory Agreement. Moreover, the Adviser will not enter into an Investment Subadvisory Agreement with any Affiliated Subadviser without shareholder approval. In addition, whenever a Subadviser is hired or terminated, the Adviser will provide the Board of Directors with information showing the expected impact on the Adviser's profitability and will report on such impact quarterly. JEFFERSON PILOT INVESTMENT ADVISORY HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

   SHAREHOLDER INFORMATION

-  BUYING AND SELLING SHARES

   Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy, and are not available to the general public directly. The separate accounts to which Fund shares are offered may have policies restricting the frequency of shareholder trading, which policies are disclosed in the prospectus for the applicable separate account. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

   Some or all of the Portfolios may be managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolio may differ substantially.

   Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301, is the principal underwriter and distributor of the Fund's shares. Jefferson Pilot Variable Corporation is an affiliate of Jefferson Pilot Investment Advisory and a wholly-owned subsidiary of Jefferson-Pilot Corporation.

   DETERMINATION OF NET ASSET VALUE

   The net asset value (NAV) of the shares of each Portfolio of the Fund is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the NAV of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays:
   New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday.

   An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the bid price at the close of trading is used. An equity security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the bid price at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

   The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of the the Fund's valuation. Foreign securities markets may close before a Portfolio determines its NAV, and trading of some foreign securities may not take place on every day the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated.

   Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Board of Directors of the Fund. A market quotation for a particular security may not be readily available for various reasons, including the following (1) trading for the security has been halted or suspended, the security has been delisted, or the security is new and not yet listed, (2) a significant event has occurred, such as a company announcement, natural disaster or a political event in a foreign country after the close of the exchange on which such securities are traded, but before the relevant Portfolio calculates its NAV, and (3) there is significant movement in the U.S. markets after the close of the foreign markets, which may affect the value of foreign securities held by the Portfolios.

   The Board of Directors has adopted Fair Valuation Procedures for the purpose of establishing fair value in various circumstances. The Board has further delegated the function of determination of fair values to a Valuation Committee. Under these procedures in general the "fair value" of a security is the amount, as determined in good faith by the Committee, that an owner of the security could reasonably expect to realize upon sale. If a fair value method is not clearly determinable by the Board-approved Fair Valuation

   Procedures, the Valuation Committee will determine the appropriate valuation method. When fair value pricing is used, the securities price used to calculate NAV may differ from quoted or published prices for the same securities.

   Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

   Long-term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services. Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

   Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

   All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

   With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

   Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

-  TAXES AND DIVIDENDS

   It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

   Portfolios exempt from Section 4982 of the Code (currently, all Portfolios) intend to distribute ordinary income and net capital gains for the fiscal period ending on December 31 by the first business day of April of the following year. Portfolios which are not exempt from Section 4982 of the Code intend to distribute ordinary income for the fiscal period ending on December 31, and net capital gains for the fiscal period ending on October 31, by the first business day of January of the following year. Any Portfolio may make supplemental distributions of ordinary income and net capital gains following the end of the Portfolio's fiscal year. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

   Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

   Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies and variable annuity contracts (together, "variable contracts") in order for such variable contracts to be treated as life insurance policies or as annuity contracts under the Code. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable contracts, the Fund intends to comply with the diversification requirements as set forth in the regulations.

   The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

-  HOUSEHOLDING

   On May 1, 2000, Jefferson Pilot Financial adopted a policy of mailing a single prospectus, annual, and semi-annual report to each household. This practice results in savings on postage and printing costs and relieves shareholders from the inconvenience of receiving duplicate documents. If at any time you decide that you would prefer to receive separate mailings for each member of your household, you may notify us by calling 1-800-258-3648 (x7719).

FINANCIAL HIGHLIGHTS: CAPITAL GROWTH & GROWTH PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

CAPITAL GROWTH PORTFOLIO

                                           YEAR ENDED          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                          DECEMBER 31,        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                              2003                2002              2001              2000              1999
                                         --------------      --------------    --------------    --------------    --------------
Net asset value, beginning of year       $        15.48      $        22.47    $        32.57    $        39.27    $        27.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                            (0.12)
   Net gains and losses on securities
     (both realized and unrealized)                4.17               (6.99)            (8.03)            (4.88)            12.31
                                         --------------      --------------    --------------    --------------    --------------
Total from investment operations                   4.17               (6.99)            (8.03)            (4.88)            12.19
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income
   Dividends in excess of net
     investment income
   Distributions from capital gain                                                      (2.07)            (1.82)            (0.82)
   Distributions in excess of capital
     gains
                                         --------------      --------------    --------------    --------------    --------------
Total distributions                                0.00                0.00             (2.07)            (1.82)            (0.82)
Net asset value, end of year             $        19.65      $        15.48    $        22.47    $        32.57    $        39.27
                                         ==============      ==============    ==============    ==============    ==============
Total Return (A)                                  26.97%             (31.12%)          (25.19%)          (13.46%)           44.65%
Ratios to Average Net Assets:
   Expenses                                        0.90%               0.92%             1.06%             1.05%             1.03%
   Net investment loss                            (0.00%)(B)          (0.09%)           (0.45%)           (0.60%)           (0.42%)
Portfolio Turnover Rate                           48.34%              52.35%            42.83%            23.17%            41.65%
Net Assets, At End of Year               $  190,185,068      $  167,737,547    $  263,092,721    $  350,038,157    $  365,864,399

GROWTH PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR END         YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $         9.53    $        12.80     $        20.68    $        23.38    $        13.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment (loss)                            (0.05)                                                                   (0.06)
   Net gains and losses on securities
     (both realized and unrealized)                  3.00             (3.27)             (6.89)            (0.96)            10.50
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     2.95             (3.27)             (6.89)            (0.96)            10.44
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income
   Dividends in excess of net investment
     income
   Distributions from capital gains                                                      (0.99)            (1.74)            (0.17)
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                  0.00              0.00              (0.99)            (1.74)            (0.17)
Net asset value, end of period             $        12.48    $         9.53     $        12.80    $        20.68    $        23.38
                                           ==============    ==============     ==============    ==============    ==============
Total Return (A)                                    30.85%           (25.53%)           (33.76%)           (5.71%)           80.36%
Ratios to Average Net Assets:
   Expenses                                          0.89%             0.86%              0.87%             0.84%             0.96%
   Net investment income                            (0.50%)           (0.55%)            (0.35%)           (0.23%)           (0.54%)
Portfolio Turnover Rate                            169.72%           283.59%            403.36%           344.98%           326.19%
Net Assets, At End of Year                 $   41,330,969    $   31,843,166     $   49,583,867    $   79,541,483    $   44,334,220


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B) The ratio calculates to less than 0.005%.

FINANCIAL HIGHLIGHTS: STRATEGIC GROWTH PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

STRATEGIC GROWTH PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $         9.74    $        14.72     $        30.09    $        40.67    $        23.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                                                             0.01             (0.10)
   Net gains and losses on securities
     (both realized and unrealized)                  3.12             (4.98)             (9.95)            (6.77)            17.73
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     3.12             (4.98)             (9.95)            (6.76)            17.63
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income
   Dividends in excess of net investment
     income
   Distributions from capital gains                                                      (5.42)            (3.82)
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                  0.00              0.00              (5.42)            (3.82)             0.00
Net asset value, end of year               $        12.86    $         9.74     $        14.72    $        30.09    $        40.67
                                           ==============    ==============     ==============    ==============    ==============
Total Return (A)                                    32.00%           (33.84%)           (35.16%)          (19.17%)           76.51%
Ratios to Average Net Assets:
   Expenses                                          0.92%             0.92%              0.94%             0.88%             0.94%
   Net investment income (loss)                      0.02%            (0.35%)            (0.21%)           (0.27%)           (0.42%)
Portfolio Turnover Rate                            104.75%           118.76%            270.07%           204.65%           163.56%
Net Assets, At End of Year                 $   89,650,865    $   73,987,892     $  120,659,006    $  176,177,466    $  189,472,948


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

FINANCIAL HIGHLIGHTS: S&P 500 INDEX PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

S&P 500 INDEX PORTFOLIO

                                                                                      PERIOD FROM
                                                                                      MAY 1, 2000
                                                    YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                                   DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                       2003             2002              2001            2000(A)
                                                  --------------   --------------    --------------    --------------
Net asset value, beginning of period              $         6.13   $         7.97    $         9.14    $        10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                    0.10             0.08              0.08              0.06
   Net gains and losses on securities (both
     realized and unrealized)                               1.61            (1.84)            (1.19)            (0.92)
                                                  --------------   --------------    --------------    --------------
Total from investment operations                            1.71            (1.76)            (1.11)            (0.86)
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income                    (0.08)           (0.08)            (0.06)
   Dividends in excess of net investment income
   Distributions from capital gains
   Distributions in excess of capital gains
                                                  --------------   --------------    --------------    --------------
Total distributions                                        (0.08)           (0.08)            (0.06)             0.00
Net asset value, end of period                    $         7.76   $         6.13    $         7.97    $         9.14
                                                  ==============   ==============    ==============    ==============
Total Return (B)                                           28.30%          (22.34%)          (12.18%)           (8.55%)
Ratios to Average Net Assets: (C)
Expenses before reimbursement                               0.39%            0.34%             0.35%             0.33%(D)
Expenses after reimbursement                                0.28%            0.28%             0.28%             0.28%(D)
Net investment income before reimbursement                  1.37%            1.22%             1.03%             0.98%(D)
Net investment income after reimbursement                   1.48%            1.28%             1.09%             1.03%(D)
Portfolio Turnover Rate                                     2.10%            2.86%             1.59%             5.26%
Net Assets, At End of Period                      $  214,568,224   $  165,873,051    $  189,046,310    $  175,931,207

(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.
(D) Ratios are calculated on an annualized basis.

FINANCIAL HIGHLIGHTS: VALUE & MID-CAP GROWTH PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

VALUE PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR END         YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $        15.22    $        19.52     $        19.43    $        20.06    $        19.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.18              0.14               0.14              0.21              0.17
   Net gains and losses on securities
     (both realized and unrealized)                  4.07             (4.28)              0.15              1.41              0.92
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     4.25             (4.14)              0.29              1.62              1.09
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income             (0.14)            (0.16)             (0.19)            (0.17)
   Dividends in excess of net investment
     income
   Distributions from capital gains                                                      (0.01)            (2.08)            (0.15)
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                 (0.14)            (0.16)             (0.20)            (2.25)            (0.15)
Net asset value, end of year               $        19.33    $        15.22     $        19.52    $        19.43    $        20.06
                                           ==============    ==============     ==============    ==============    ==============
Total Return (A)                                    28.18%           (21.36%)             1.54%             9.25%             5.75%
Ratios to Average Net Assets:
   Expenses                                          0.83%             0.81%              0.83%             0.81%             0.85%
   Net investment income                             1.08%             0.75%              0.89%             1.17%             0.89%
Portfolio Turnover Rate                             70.95%            41.00%             40.95%            79.47%            99.60%
Net Assets, At End of Year                 $   82,914,337    $   69,268,418     $   96,103,870    $   82,995,853    $   76,424,174

MID-CAP GROWTH PORTFOLIO

                                                                                                                 PERIOD FROM
                                                                                                                 MAY 1, 2001
                                                                              YEAR ENDED        YEAR ENDED         THROUGH
                                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                                 2003              2002            2001(B)
                                                                            --------------    --------------    --------------
Net asset value, beginning of period                                        $         5.87    $         8.58    $        10.00
 INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                               (0.05)
   Net gains and losses on securities (both realized and unrealized)                  2.96             (2.71)            (1.42)
                                                                            --------------    --------------    --------------
Total from investment operations                                                      2.91             (2.71)            (1.42)
LESS DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income
   Dividends in excess of net investment income Distributions from capital gains Distributions in excess of capital gains
                                                                            --------------    --------------    --------------
Total distributions                                                                   0.00              0.00              0.00
Net asset value, end of period                                              $         8.78    $         5.87    $         8.58
                                                                            ==============    ==============    ==============
Total Return (A)                                                                     49.59%           (31.62%)          (14.17%)
Ratios to Average Net Assets:
   Expenses                                                                           1.14%             1.16%             1.24%(C)
   Net investment income                                                             (0.89%)           (0.94%)           (0.99%)(C)
Portfolio Turnover Rate                                                             167.27%           236.16%           182.81%
Net Assets, At End of Period                                                $   24,844,179    $   12,424,488    $   11,586,092

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(B) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(C) Ratios are calculated on an annualized basis.

FINANCIAL HIGHLIGHTS: MID-CAP VALUE & SMALL COMPANY PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

MID-CAP VALUE PORTFOLIO

                                                                                                                 PERIOD FROM
                                                                                                                 MAY 1, 2001
                                                                              YEAR ENDED        YEAR ENDED         THROUGH
                                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                                 2003              2002            2001(A)
                                                                            --------------    --------------    --------------
Net asset value, beginning of period                                        $         8.57    $         9.92    $        10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                               (0.01)
   Net gains and losses on securities (both realized and unrealized)                  3.70             (1.35)            (0.08)
                                                                            --------------    --------------    --------------
Total from investment operations                                                      3.69             (1.35)            (0.08)
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income
   Dividends in excess of net investment income
   Distributions from capital gains
   Distributions in excess of capital gains
                                                                            --------------    --------------    --------------
Total distributions                                                                   0.00              0.00              0.00
Net asset value, end of period                                              $        12.26    $         8.57    $         9.92
                                                                            ==============    ==============    ==============
Total Return (B)                                                                     43.14%           (13.66%)           (0.77%)
Ratios to Average Net Assets:
   Expenses                                                                           1.21%             1.20%             1.28%(C)
   Net investment income                                                             (0.16%)           (0.06%)            0.04%(C)
Portfolio Turnover Rate                                                              59.63%            68.82%            34.15%
Net Assets, At End of Period                                                $   40,019,965    $   26,343,509    $   20,471,181

SMALL COMPANY PORTFOLIO

                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                              2003              2002              2001              2000              1999
                                         --------------    --------------    --------------    --------------    --------------
Net asset value, beginning of year       $         9.78    $        13.76    $        14.83    $        18.05    $        16.24
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                          (0.08)                                                                  (0.02)
   Net gains and losses on securities
     (both realized and unrealized)                4.02             (3.98)            (1.07)            (3.22)             2.22
                                         --------------    --------------    --------------    --------------    --------------
Total from investment operations                   3.94             (3.98)            (1.07)            (3.22)             2.20
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income                                                                                   (0.02)
   Dividends in excess of net
     investment income
   Distributions from capital gains                                                                                       (0.37)
   Distributions in excess of capital
     gains
                                         --------------    --------------    --------------    --------------    --------------
Total distributions                                0.00              0.00              0.00              0.00             (0.39)
Net asset value, end of year             $        13.72    $         9.78    $        13.76    $        14.83    $        18.05
                                         ==============    ==============    ==============    ==============    ==============
Total Return (B)                                  40.32%           (28.96%)           (7.18%)          (17.87%)           14.20%
Ratios to Average Net Assets:
   Expenses                                        0.92%             0.86%             0.86%             0.83%             0.86%(C)
   Net investment income                          (0.74%)           (0.73%)           (0.64%)           (0.54%)           (0.14%)(C)
Portfolio Turnover Rate                          111.84%            57.24%            57.96%            54.38%           143.95%
Net Assets, At End of Year               $   72,514,353    $   51,865,535    $   78,543,761    $   80,284,431    $   92,991,539

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

FINANCIAL HIGHLIGHTS: SMALL-CAP VALUE & INTERNATIONAL EQUITY PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

SMALL-CAP VALUE PORTFOLIO

                                                                                                                 PERIOD FROM
                                                                                                                 MAY 1, 2001
                                                                              YEAR ENDED        YEAR ENDED         THROUGH
                                                                             DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                                 2003              2002            2001(A)
                                                                            --------------    --------------    --------------
Net asset value, beginning of period                                        $         9.63    $        11.07    $        10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss                                                               (0.03)
   Net gains and losses on securities (both realized and unrealized)                  3.48             (1.39)             1.14
                                                                            --------------    --------------    --------------
Total from investment operations                                                      3.45             (1.39)             1.14
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income
   Dividends in excess of net investment income
   Distributions from capital gains                                                                    (0.05)            (0.07)
   Distributions in excess of capital gains
                                                                            --------------    --------------    --------------
Total distributions                                                                   0.00             (0.05)            (0.07)
Net asset value, end of period                                              $        13.08    $         9.63    $        11.07
                                                                            ==============    ==============    ==============
Total Return (B)                                                                     35.79%           (12.64%)           11.37%
Ratios to Average Net Assets:
   Expenses                                                                           1.42%             1.42%             1.52%(C)
   Net investment income                                                             (0.31%)           (0.35%)           (0.17%)(C)
Portfolio Turnover Rate                                                              54.11%            57.55%            34.84%
Net Assets, At End of Period                                                $   44,982,346    $   23,439,610    $   17,943,875

INTERNATIONAL EQUITY PORTFOLIO

                                           YEAR ENDED          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                          DECEMBER 31,        DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                              2003                2002              2001              2000              1999
                                         --------------      --------------    --------------    --------------    --------------
Net asset value, beginning of year       $         6.79      $         8.80    $        11.42    $        16.07    $        12.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                    0.04                0.09             (0.01)             0.02             (0.01)
   Net gains and losses on securities
     (both realized and unrealized)                2.05               (2.10)            (2.61)            (3.55)             3.96
   Returns of capital
                                         --------------      --------------    --------------    --------------    --------------
Total from investment operations                   2.09               (2.01)            (2.62)            (3.53)             3.95
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income           (0.09)
   Dividends in excess of net
     investment income
   Distributions from capital gains                                                                       (1.12)
   Distributions in excess of capital
     gains
                                         --------------      --------------    --------------    --------------    --------------
Total distributions                               (0.09)               0.00              0.00             (1.12)             0.00
Net asset value, end of year             $         8.79      $         6.79    $         8.80    $        11.42    $        16.07
                                         ==============      ==============    ==============    ==============    ==============
Total Return (B)                                  31.38%(D)          (22.79%)          (22.98%)          (23.69%)           32.54%
Ratios to Average Net Assets:
   Expenses                                        1.29%               1.19%             1.17%             1.15%             1.25%
   Net investment income                           0.52%               0.49%             0.20%            (0.08%)           (0.05%)
Portfolio Turnover Rate                          233.86%             141.40%            97.33%           142.62%            71.98%
Net Assets, At End of Year               $   33,188,626      $   25,484,143    $   32,172,905    $   39,888,260    $   35,640,381

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.
(D) The total return calculation includes a payment received from a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91% (see Note E).

FINANCIAL HIGHLIGHTS: WORLD GROWTH & HIGH YIELD BOND PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

WORLD GROWTH STOCK PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $        16.83    $        20.42     $        25.75    $        26.08    $        21.90
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.29              0.24               0.26              0.33              0.41
   Net gains and losses on securities
     (both realized and unrealized)                  5.30             (3.61)             (1.94)             0.09              4.10
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     5.59             (3.37)             (1.68)             0.42              4.51
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income             (0.34)            (0.22)             (0.39)            (0.36)            (0.07)
   Dividends in excess of net investment
     income
   Distributions from capital gains                                                      (3.26)            (0.39)            (0.26)
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                 (0.34)            (0.22)             (3.65)            (0.75)            (0.33)
Net asset value, end of year               $        22.08    $        16.83     $        20.42    $        25.75    $        26.08
                                           ==============    ==============     ==============    ==============    ==============
Total Return (A)                                    34.09%           (16.67%)            (6.42%)            1.54%            20.86%
Ratios to Average Net Assets:
   Expenses                                          0.89%             0.85%              0.86%             0.85%             0.88%
   Net investment income                             1.57%             1.24%              1.21%             1.42%             1.73%
Portfolio Turnover Rate                             25.27%            10.02%             28.49%            51.56%            24.80%
Net Assets, At End of Year                 $  115,061,953    $   95,116,449     $  118,895,577    $  132,977,195    $  133,027,008

HIGH YIELD BOND PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $         7.35    $         7.19     $         7.70    $         9.19    $         9.49
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.52              0.53               0.77              0.76              0.75
   Net gains and losses on securities
     (both realized and unrealized)                  0.83             (0.37)             (0.51)            (1.49)            (0.30)
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     1.35              0.16               0.26             (0.73)             0.45
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income             (0.50)                               (0.77)            (0.76)            (0.75)
   Dividends in excess of net investment
     income
   Distributions from capital gains
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                 (0.50)             0.00              (0.77)            (0.76)            (0.75)
Net asset value, end of year               $         8.20    $         7.35     $         7.19    $         7.70    $         9.19
                                           ==============    ==============     ==============    ==============    ==============
Total Return (A)                                    19.52%             2.13%              3.43%            (7.92%)            4.79%
Ratios to Average Net Assets:
   Expenses                                          1.13%             1.16%              1.11%             1.17%             1.15%
   Net investment income                             7.30%             7.79%              8.65%             8.50%             7.58%
Portfolio Turnover Rate                             73.91%            59.65%             58.23%            38.15%            43.44%
Net Assets, At End of Year                 $   21,423,675    $   15,808,770     $   13,842,770    $    9,265,526    $    9,401,814

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

FINANCIAL HIGHLIGHTS: BALANCED & MONEY MARKET PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

BALANCED PORTFOLIO

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $        11.27    $        12.34     $        13.98    $        15.27    $        12.71
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.21              0.25               0.30              0.38              0.31
   Net gains and losses on securities
     (both realized and unrealized)                  1.34             (1.02)             (0.91)            (0.53)             2.47
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     1.55             (0.77)             (0.61)            (0.15)             2.78
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income             (0.26)            (0.30)             (0.37)            (0.31)
   Dividends in excess of net investment
     income
   Distributions from capital gains                                                      (0.66)            (0.83)            (0.22)
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                 (0.26)            (0.30)             (1.03)            (1.14)            (0.22)
Net asset value, end of year               $        12.56    $        11.27     $        12.34    $        13.98    $        15.27
                                           ==============    ==============     ==============    ==============    ==============
Total Return (B)                                    14.04%            (6.36%)            (4.29%)           (1.45%)           22.26%
Ratios to Average Net Assets:
   Expenses                                          0.89%             0.86%              0.86%             0.79%             0.97%
   Net investment income                             1.86%             2.24%              2.55%             2.98%             2.49%
Portfolio Turnover Rate                             75.16%            84.81%            113.93%            74.92%           237.64%
Net Assets, At End of Year                 $   71,311,731    $   62,497,042     $   65,749,492    $   61,953,375    $   53,313,418

MONEY MARKET PORTFOLIO(A)

                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                            DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003              2002               2001              2000              1999
                                           --------------    --------------     --------------    --------------    --------------
Net asset value, beginning of year         $        10.81    $        10.98     $        10.92    $        10.85    $        10.37
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                             0.06              0.14               0.36              0.64              0.44
   Net gains and losses on securities
     (both realized and unrealized)                                                       0.04             (0.03)             0.04
                                           --------------    --------------     --------------    --------------    --------------
Total from investment operations                     0.06              0.14               0.40              0.61              0.48
LESS DISTRIBUTIONS TO SHAREHOLDERS
   Dividends from net investment income             (0.13)            (0.31)             (0.34)            (0.54)
   Dividends in excess of net investment
     income
   Distributions from capital gains
   Distributions in excess of capital
     gains
                                           --------------    --------------     --------------    --------------    --------------
Total distributions                                 (0.13)            (0.31)             (0.34)            (0.54)             0.00
Net asset value, end of year               $        10.74    $        10.81     $        10.98    $        10.92    $        10.85
                                           ==============    ==============     ==============    ==============    ==============
Total Return (B)                                     0.59%             1.22%              3.77%             5.90%             4.57%
Ratios to Average Net Assets:
   Expenses                                          0.58%             0.57%              0.59%             0.57%             0.60%
   Net investment income                             0.60%             1.27%              3.32%             5.74%             4.46%
Portfolio Turnover Rate (C)                           N/A               N/A                N/A               N/A               N/A
Net Assets, At End of Year                 $   57,984,427    $   73,809,628     $   65,665,740    $   30,304,739    $   36,381,953

(A) Per share information is based on average shares outstanding.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

TO LEARN MORE

More information on the Jefferson Pilot Variable Fund, Inc. is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The annual and semi-annual reports to shareholders provide additional information about the Fund's investments along with a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Portfolios of the Fund and their respective investment policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

TO OBTAIN INFORMATION

By telephone: 800-258-3648 ext. 7719 (outside NH)
              800-322-0235 ext. 7719 (inside NH)

By mail, write to:
Jefferson Pilot Variable Fund, Inc.
One Granite Place
Concord, NH 03301

On the Internet, Fund documents and reports may be viewed or downloaded from the EDGAR database on the SEC's web site at: http://www.sec.gov

Copies of this information may be obtained by request, after paying a duplication fee, via e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090).


                                                      SEC file number: 002-94479

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       JEFFERSON PILOT VARIABLE FUND, INC.


                                One Granite Place

                          Concord, New Hampshire 03301

                                 (603) 226-5000

                                  A Series Fund
                                     with a
           World Growth Stock Portfolio Investing Primarily in Stocks
   International Equity Portfolio Invests In Securities Whose Primary Trading
                     Markets Are Outside The United States.
                   Money Market Portfolio Investing Primarily
                          in Money Market Instruments.

   High Yield Bond Portfolio Investing Primarily In Corporate Obligations With
        Emphasis On Higher Yielding, Higher Risk, Lower-Rated Or Unrated
                                   Securities.

       Small Company Portfolio Investing Primarily in Equity Securities of
                                Small Companies.

   Small-Cap Value Portfolio invests Primarily in Securities of Small-Cap
                                   Companies.

  Mid-Cap Growth Portfolio invests in Equity Securities of Midsize Companies.

   Mid-Cap Value Portfolio invests in Equity Securities of Midsize Companies.


S&P 500 Index Portfolio invests in securities that make up the S&P 500 Index.

      Growth Portfolio Invests In Equity Securities That Have Above-Average
                                Growth Prospects.

                 Value Portfolio Investing Primarily in Stocks.

             Capital Growth Portfolio Investing Primarily in Stocks.
                    Balanced Portfolio Investing Primarily in
                       Stocks and Fixed Income Securities.

        Strategic Growth Portfolio Investing Primarily in Growth Stocks

-------------------------------------------------------------------------------
      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.
-------------------------------------------------------------------------------

The date of the Prospectus to which this Statement of Additional Information relates is April 30, 2004.


The date of this Statement of Additional Information is August 30, 2004.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
Business History................................................................................................           S-4
Investment Restrictions.........................................................................................           S-4
Secondary Investment Strategies.................................................................................           S-7
   World Growth Stock Portfolio.................................................................................           S-7
   International Equity Portfolio...............................................................................           S-7
   Money Market Portfolio.......................................................................................           S-8
   High Yield Portfolio.........................................................................................           S-10
   Small Company Portfolio......................................................................................           S-11
   Growth Portfolio.............................................................................................           S-12
   S&P 500 Index Portfolio......................................................................................           S-12
   Value Portfolio..............................................................................................           S-12
   Capital Growth Portfolio.....................................................................................           S-13
   Balanced Portfolio...........................................................................................           S-14
   Strategic Growth Portfolio...................................................................................           S-14
   Small-Cap Value Portfolio....................................................................................           S-15
   Mid-Cap Growth Portfolio.....................................................................................           S-15
   Mid-Cap Value Portfolio......................................................................................           S-15

Description of Certain Investments and Risk Considerations......................................................           S-15
   Bank Obligations.............................................................................................           S-15
   Repurchase Agreements........................................................................................           S-15
   Commercial Paper.............................................................................................           S-16
   Loan Participation and other Direct Indebtedness.............................................................           S-17
   Corporate Asset Backed Securities............................................................................           S-18
   Lending of Securities........................................................................................           S-19
   Forward Commitments..........................................................................................           S-19
   Forward Foreign Currency Exchange Contracts..................................................................           S-19
   Depository Receipts..........................................................................................           S-20
   Restricted and Illiquid Securities...........................................................................           S-21
   Securities and Index Options.................................................................................           S-21
   Futures Contracts and Related Options........................................................................           S-22
   Options on Foreign Currencies................................................................................           S-24
   Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......................           S-25
   High Yield Bonds.............................................................................................           S-25
   Description of Investment Ratings............................................................................           S-25
   Governmental Securities......................................................................................           S-26
   Convertible Securities.......................................................................................           S-26
   Exchange-Traded Funds........................................................................................           S-26
   Foreign Securities...........................................................................................           S-26
   Foreign Currencies...........................................................................................           S-26
   U.S. Dollar Obligations of Foreign Branches of U.S. Banks....................................................           S-27
   Brady Bonds..................................................................................................           S-27
   Emerging Market Securities...................................................................................           S-27
   Zero Coupon Bonds............................................................................................           S-27
   Stripped Mortgage-Backed Securities..........................................................................           S-28
   Warrants.....................................................................................................           S-28
   Dollar Roll Transactions.....................................................................................           S-28
   Swap Transactions............................................................................................           S-28
   Currency and Asset Swaps.....................................................................................           S-29
   Moody's Commercial Paper Ratings.............................................................................           S-29
   Standard & Poor's - Bond Ratings.............................................................................           S-29
   Standard & Poor's Commercial Paper Ratings...................................................................           S-30
Portfolio Turnover .............................................................................................           S-31
Federal Tax Matters.............................................................................................           S-32
Investment Advisory and Other Services..........................................................................           S-32
   Investment Adviser and Sub-Advisers..........................................................................           S-32
   Principal Underwriter........................................................................................           S-35


                                      S-2

   Independent Auditors.........................................................................................           S-35
   Custodians...................................................................................................           S-35
   Payment of Expenses..........................................................................................           S-35
   Affiliates of the Fund, Investment Adviser, and Principal Underwriter........................................           S-35
Portfolio Transactions and Brokerage Allocations................................................................           S-35
Management of the Fund..........................................................................................           S-37
Capital Stock...................................................................................................           S-39
Control Persons and Principal Holders of Securities ............................................................           S-40
Offering and Redemption of Shares...............................................................................           S-40
Determination of Net Asset Value................................................................................           S-41
Taxes...........................................................................................................           S-41
Performance and Yield Information...............................................................................           S-42
   Money Market Portfolio.......................................................................................           S-42
   Non-Money Market Portfolios..................................................................................           S-43
Additional Information..........................................................................................           S-45
   Reports......................................................................................................           S-45
   Name and Service Mark........................................................................................           S-45
Financial Statements............................................................................................           S-45
Proxy Voting Policies and Procedures............................................................................      Exhibit A

                                BUSINESS HISTORY

      Jefferson Pilot Variable Fund, Inc., (the "Fund") is an open-end, diversified management investment company established by Jefferson Pilot Financial Insurance Company ("JPF"), to provide for the investment of assets of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life Insurance Company ("Jefferson Pilot") and Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") or their affiliated insurance companies. Jefferson Pilot Financial was purchased by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Jefferson Pilot Financial, its successors or assigns, and to other insurance companies with which Jefferson Pilot Financial is affiliated or unaffiliated, and may add or delete Portfolios.

                             INVESTMENT RESTRICTIONS

      The investment objectives of each Portfolio as described in the prospectus may be changed only with the approval of the stockholders of each Portfolio affected by the change. Each of the following investment restrictions are fundamental policies of the Money Market Portfolio and may not be changed without approval of a majority of the outstanding shares of the Money Market Portfolio. Investment restrictions 2, 3, 5, 6, 8-10, 12 and 17 are fundamental policies for the Growth, Small-Cap Value, Mid-Cap Growth, Mid-Cap Value, and S&P 500 Index Portfolios. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Value, World Growth Stock, High Yield Bond, Small Company, Capital Growth, Strategic Growth and Balanced Portfolios. Investment restrictions 2, 3, 5, 8-10, 12 and 17 are fundamental restrictions of the International Equity Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. Investment policies deemed not fundamental may be changed by the Fund's Board of Directors without the approval of the stockholders of the Portfolio affected by the change. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:

1. Invest more than 10%, or in the case of Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio and the Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio and the Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Value Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange and the S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures and Global Hard Assets may enter into financial and commodity futures, forward and options contract thereon, if, immediately thereafter for that Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Except the Growth Portfolio may engage in futures or options transactions which are permissible pursuant to Rule 4.5 under the Commodity Exchange Act, provided, however, that the Portfolio may use futures and options on futures (within the meaning of the Commodity Exchange Act), provided that the initial margin and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the Commodity
      Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, (i) the aggregate value of securities underlying call options on securities written by the Growth Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed

      50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
      (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, and except that the Strategic Growth Portfolio may invest in the T. Rowe
      Price Reserve Investment Funds, Inc. pursuant to an order issued by the Securities and Exchange Commission to T. Rowe Price providing an exemption from sections 12, 17 and Rule 2a-7 of the 1940 Act.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Fund (except the Money Market Portfolio) may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value), and further provided that the International Equity Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3 of the Portfolio's assets would be lent to other persons.

6. Except with respect to the International Equity Portfolio, make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

      As a matter of operating policy, the Fund, except the International Equity Portfolio, considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

7. Except with respect to the International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Value Portfolio, Capital Growth Portfolio, Balanced Portfolio, Strategic Growth Portfolio, Small Company Portfolio and High Yield Bond Portfolio invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Strategic Growth Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The Strategic Growth Portfolio, High Yield Bond Portfolio, S&P 500 Index Portfolio and Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. This restriction will not prevent the Growth Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio or Strategic Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards the Strategic Growth Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13 shall not involve the issuance of senior securities.

11.   Sell securities short.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the Balanced Portfolio, Growth Portfolio, Small Company Portfolio and the Strategic Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.

13. Except for the Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small Company Portfolio and Strategic Growth Portfolio invest in or write puts, calls, straddles, or spreads (except that the Small Company Portfolio may not write puts). However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Strategic Growth or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.) Provided that the International
      Equity Portfolio and the High Yield Bond Portfolio may write covered calls or put options with respect to 25% of their assets at any time and may invest more that 25% of the value of their net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value or premiums paid on all options held by either the International Equity Portfolio or the High Yield Bond Portfolio may not exceed 20% of the Portfolio's total net assets.

14. Except for the Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the S&P 500 Index Portfolio, and the Growth Portfolio, enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company ("JPF"); The Chubb Corporation; or a subsidiary of either of such corporations.

15. Except for the Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the S&P 500 Index Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16. Except for the Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio in securities of any one industry, provided that there is no limitation on the S&P 500 Index Portfolio with respect to investments in any industry which the S&P 500 Index becomes concentrated to approximately the same degree during the same period. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Except for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Mid-Cap Value, S&P 500 Index, Small-Cap Value, Value, International Equity, Balanced, and High Yield Bond Portfolios, invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Strategic Growth Portfolio, International Equity Portfolio, Growth Portfolio, and High Yield Bond Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system. Provided, however that the International Equity Portfolio may not invest in foreign issuers unless, after such investment, issuers in at least three different countries are represented in the Portfolio's holdings. The International Equity Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. The International Equity Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

                         SECONDARY INVESTMENT STRATEGIES

      All Portfolios (except the International Equity Portfolio) will be diversified as defined under the Investment Company Act of 1940. Please see the prospectus to learn about the principal investment strategies for each Portfolio.

World Growth Stock Portfolio

      The Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Adviser, such investment is considered appropriate under the circumstances.

      Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high grade commercial paper. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods.

      The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so.

International Equity Portfolio

      The equity and equity-related securities in which the International Equity Portfolio will invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Sub-Adviser believes offer the potential for long-term capital appreciation. The Portfolio may also invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs, or other similar instruments representing securities of foreign issuers.

      The Portfolio will invest in a minimum of three different countries at all times. The Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the US, France, Canada, and Australia. The Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

      The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio will not purchase and sell foreign currencies for speculative purposes. The Portfolio may enter into forward foreign currency contracts and foreign currency futures contracts for hedging purposes only. This includes entering into forward currency contracts and foreign currency futures contracts as an anticipatory hedge.

      The Portfolio's investments may include U.S. Government securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of the Sub-Adviser, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Portfolio will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Portfolio may invest will be rated BBB or higher by S&P or Baa or higher by Moody's or if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Portfolio will limit its investment in corporate debt obligations to less than 35% of its total assets. See "Description of Investment Ratings" for a description of the ratings assigned by Standard & Poor's and Moody's.

      The Portfolio may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime 1 or Prime 2 by Moody's or A-1 or A-2 by Standard & Poor's. The Portfolio may also invest cash held for such purposes in short-term, high grade foreign debt securities. The Portfolio may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

      Notwithstanding the Portfolio's investment objective of long-term capital appreciation through investments in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Portfolio may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Portfolio may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the Sub-Adviser believes there to be extraordinary risk in being substantially invested in such markets.

Money Market Portfolio

      The Portfolio invests in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations (5) U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations.

      The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

      The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks.

      The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios.

High Yield Bond Portfolio

      The debt securities in which the High Yield Bond Portfolio may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Portfolio also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs, EDRs and GDRs. The Sub-Adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below.


      The High Yield Bond Portfolio may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, Brady Bonds, interest rate swaps, currency swaps, other types of available swap agreements, covered mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities.


      The Portfolio may invest in futures contracts for hedging purposes only. The Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets.

      When and if available, fixed-income securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income or capital appreciation.

      Securities offering the high current income sought by the High Yield Bond Portfolio are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Portfolio may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Portfolio.

      While the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolio's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the portfolio securities of the Portfolio increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio.

      The Portfolio seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Sub-Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Portfolio may be decreased or its potential capital loss may be increased.

      The High Yield securities in which the High Yield Bond Portfolio may invest may be rated below investment grade by Standard & Poor's or by Moody's (i.e., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The High Yield Bond Portfolio may invest 100% of its net assets in lower rated corporate debt obligations. Securities rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such securities will entail greater speculative risks than those associated with investment-grade securities (i.e., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that securities rated BB or below by Standard and Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk" or "junk bonds." No minimum rating standard is required for a purchase of securities by the High Yield Bond, Value or Growth Portfolios.

      An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specified adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

      Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in a Portfolio's net asset value.

      Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Sub-Advisers will attempt to reduce these risks through diversification of these Portfolios' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Small Company Portfolio

      The Small Company Portfolio may invest up to 20% of its gross assets in debt securities, including U.S. Government Obligations and corporate debt securities. No more than 5% of the Portfolio's gross assets may be invested in debt securities which are not investment grade quality. Non-investment grade debt securities may be considered to have speculative characteristics. In the event that the rating of an investment grade debt security held by the Portfolio falls below investment grade, the Portfolio may continue to hold such security if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances and is consistent with the Portfolio's investment objective and policies.

      The Small Company Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

      The Small Company Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

      The Small Company Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      Issuers of small company securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges and are traded primarily in the over-the-counter market (though they may be listed for trading on the New York or American Stock Exchange). Because issuers of small company securities tend to be smaller or less well established companies, they may have limited product lines, market share or financial resources. While small-cap company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small-cap company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.

Growth Portfolio

      The Portfolio invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Portfolio's Sub-Adviser, believes have above-average growth prospects. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitation in cash and short-term fixed-income securities.

      The Growth Portfolio may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. When Strong determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitations in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's).

      The Growth Portfolio may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

       The Portfolio may write put and call options. This means that the Portfolio sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Portfolio at a predetermined price in the future. When the Portfolio writes put or call options it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the portfolio manager to predict movements of the price of the hedged stock. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Portfolio.


      The Portfolio may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Portfolio may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interests payable in kind, foreign government securities and the securities of unsecured issuers. The Portfolio may also purchase the securities of other investment companies and small capitalization companies. The Growth Portfolio may invest up to 15% of its assets in illiquid securities.

S&P Index 500 Portfolio

      Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

      The S&P 500 Index Portfolio seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the Portfolio's Sub-Adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the Portfolio. Including a security among the Portfolio's holdings implies no opinion as to its attractiveness as an investment.

       The S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver
(and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidiation of an unfavorable position.

      The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Portfolio (formerly, Growth and Income Portfolio)

      The Value Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends.

      The Value Portfolio may also invest without limit for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

      The Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Credit Suisse, invest in and hold up to 20% of the Portfolio's total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments.

      The Value Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Value Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      The prices of the securities purchased for the Value Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Value Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

      Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio's cash position may increase when the Sub-Adviser is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in bonds that are below investment grade (bonds rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

      Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date).

      The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information.

      The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

      The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Adviser's projection of future exchange rates is inaccurate.

Balanced Portfolio

      The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income securities. The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers (and in Depository Receipts) limited to 15% of the Portfolio's total assets.

      In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks. The Portfolio's cash position may increase when Wellington Management is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

      The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Investment in foreign securities and ADRs involve special considerations and risks.

Strategic Growth Portfolio (formerly, Emerging Growth Portfolio)

      While the Portfolio will invest primarily in common stocks, the Portfolio may also invest in foreign stocks, futures and options, in keeping with its investment objective.

      The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency. The Portfolio may invest up to 25% of its total assets in foreign securities which may be traded on foreign exchanges. The Portfolio may hold cash equivalents including shares of the T. Rowe Price Reserve Investment Funds, Inc. or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

      The Portfolio may invest up to 5% of its assets in below investment grade fixed income securities or comparable unrated securities. Investments in below investment grade fixed income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured.

      The Portfolio may also invest in fixed income securities rated Baa (Moody's) or BBB (S&P), or better, and comparable unrated securities. Securities rated Baa or BBB, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

      The Portfolio may invest in corporate asset-backed securities. The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis. The Portfolio may also invest a portion of its assets in "loan participations".

      While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever T. Rowe Price, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

      During periods of unusual market conditions when T. Rowe Price, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, shares of the T. Rowe Price Reserve Investment Funds, Inc. obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Small-Cap Value Portfolio

The Small-Cap Value intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

The Small-Cap Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

The Small-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalization's, stocks of small-cap companies may have:

         o more price volatility
         o greater spreads between their bid and ask prices
         o significantly lower trading volumes
         o cyclical, static or moderate growth prospects

Small-cap companies may be more vulnerable to adverse business or market developments than large-cap companies.

The principal risk of investing in value stocks is that they may never reach what the Subadviser believes is their full value or that they may even decline in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Mid-Cap Growth Portfolio

The Midcap Growth Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner Investment Partners believes have strong earnings growth potential. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index (the "Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. For 1999 and 2000, turnover in the Turner Midcap Growth Fund was 287% and 293% respectively. Turner believes active trading can help capitalize on market volatility to enhance a portfolio's returns.

Technical analysis is used to evaluate trends in trading volume and price patterns for individual stocks. This helps our investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause us to focus on fundamentals.

A stock becomes a sell candidate if deterioration is detected in the company's earnings growth prospects, or if there is a stock believed to have greater long-term appreciation potential. Primary sell indicators arise from application of the Subadviser's disciplined investment process. Portfolio manager/analysts review the three elements of our process to identify a deteriorating earnings situation. A poor ranking from Turner's proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock can cause a stock to become a candidate for sale. In addition, application of Turner's portfolio construction parameters may position certain securities as candidates for sale. Turner generally attempts to trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies. Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

Mid-Cap Value Portfolio

The Mid-Cap Value Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. While the Portfolio intends to focus on U.S. companies, the Portfolio may also invest up to 20% of its net assets in securities of foreign issuers.

The Portfolio's investment strategy favors equity securities of midsize companies that exhibit value characteristics. The portfolio manager focuses on companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach.

Midsize companies are generally established companies that may not be well-known "household" names. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Mid-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The Mid-Cap Value Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

                       DESCRIPTION OF CERTAIN INVESTMENTS

      The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

      All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

      The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

      All of the Portfolios, may invest in repurchase agreements.

      All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

      Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreeement. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities.
The seller must provide additional collateral if at any time the market value of the obligation falls below the repurchase price. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Commercial Paper

      All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio and the Small Company Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Value Portfolio, the Capital Growth Portfolio, and the Growth Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate, except that the Capital Growth Portfolio may invest up to 5% of its assets in debt securities that are below investment-grade.

Loan Participations and Other Direct Indebtedness

      The Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

      The Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Corporate Asset-Backed Securities

      The Growth Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio and the Strategic Growth Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The International Equity Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, the Value Portfolio, and the Strategic Growth Portfolio may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property.

      Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments and its ability to reinvest the returns or principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in mortgage-backed securities, the values of its securities will vary with changes in market interest rates generally and the differentials in yields among various U.S. Government Securities and other mortgage-backed securities.

Lending of Securities

      The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will be made only to approved financial institutions, and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice. During the existence of a loan, the Portfolios would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Portfolios would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, loans will be made only to firms deemed to be of good standing. The value of the securities loaned will not exceed 33 1/3% (30% limit for the Strategic Growth Portfolio) of the value of any Portfolio's total assets. The Portfolios may pay reasonable administrative and custody fees in connection with loans of securities and may pay a portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Forward Commitments

      The Portfolios except the Money Market Portfolio may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis. Each Portfolio using forward commitments will maintain with its custodian in a segregated account liquid assets equal in value to its total commitments for forward commitment securities.

Forward Foreign Currency Exchange Contracts

      The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated or exposed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency, or a proxy currency whose performance is expected to correlate to the currency.

      The Portfolios may enter into forward currency contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in or exposed to the currency and (ii) the Portfolios maintain with their custodian liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

      The Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

      In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      Further, the Portfolios may not always be able to enter into a forward currency contract when the Sub-Adviser deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Depository Receipts

      The World Growth Portfolio, the International Equity Portfolio, the Growth Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio and the Strategic Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities.

      Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the securities. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

      Depository Receipts also involve the risks of other investment in foreign securities; for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 33 Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restriction above.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4(2) of the 33 Act) that the Board of Directors or the sub-advisers have determined to be liquid will be treated as such.

Securities and Index Options

All of the Portfolios, except the Money Market Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, and the Strategic Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio and the Mid-Cap Value Portfolio may purchase put and call options for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

      Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

      A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

      Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

      Options Risks. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

      The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

      The Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Growth Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may purchase or sell futures contracts and related options.

      In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Porfolios will use futures and options on futures for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that a Portfolio may use futures and options on futures for non-hedging purposes so long as the aggregate initial margins and premiums involved do not exceed 5% of the liquidation value of the Portfolio's assets.

      Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

      Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

      The Portfolios, by hedging through the use of futures on debt securities, seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the

Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

      The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Options on Futures. The Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Value Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio, and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market. When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

      Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

      While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

       Risks of Futures and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

      The successful use of futures contracts and related options also depends on the ability of the Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

      Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Options on Foreign Currencies

      The Capital Growth, Balanced, High Yield Bond, International Equity and Strategic Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.

      In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth, Balanced, Global Hard Assets Portfolio, High Yield Bond, International Equity and the Strategic Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Capital Growth, Balanced, Growth, International Equity, High Yield Bond, and Strategic Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

      Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts

      The Portfolios, except the Growth Portfolio and S&P 500 Index Portfolio will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Growth and S&P 500 Portfolios may not purchase or sell futures contracts or related options for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.

High Yield Bonds

      The medium and lower quality debt securities in which the Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Adviser to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.

Description of Investment Ratings

Moody's - Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Governmental Securities

      U.S. Governmental Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority grated by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Governmental National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either (i) backed by the full faith and by conversion of fixed income securities or by the exercise of related warrants.

Convertible Securities

      All Funds except the Money Market Portfolio may invest in convertible securities, Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

Exchange-Traded Funds

      Some of the Portfolios may invest in Exchange-Traded Funds (ETFs). ETFs represent shares of ownership in mutual funds, unit investment trusts (UIT), or depository receipts that hold portfolios of common stocks that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (NAV). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end 4mutual funds and UITs, which issue redeemable shares, and of closed-end mutual finds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

      Typically, a Portfolio would purchase ETF shares in order to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Portfolio. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Portfolio's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Restrictions".

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities

      The World Growth Stock Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Value Portfolio, the Capital Growth Portfolio, the Small Company Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities.

      Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Advisers, under the supervision of Jefferson Pilot Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

      Additional risks of foreign investments include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. There may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.

      Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

Foreign Currencies

      As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

      In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

      While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

      Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio, the Balanced Portfolio and the Strategic Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies.

U.S. Dollar Obligations of Foreign Branches of U.S. Banks

      The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Brady Bonds

      Certain of the Portfolios consistent with their objectives and policies may invest in Brady Bonds, which are securities created through exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructuring have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. Dollar) and are actively traded in the over-the-counter markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds, or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to the commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Emerging Market Securities

      Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Adviser to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. Emerging markets are generally viewed as countries in the initial stages of their industrialization cycles with low per capita income. The Sub-Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      All of the risks of investing in foreign securities are heightened when investing in emerging market countries. The markets of emerging market countries have been more volatile than the markets of more developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets with significantly greater risks to investors.

Zero Coupon Bonds

      The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

Stripped Mortgage-Backed Securities

      Certain of the Portfolios may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies and instrumentalities of the United States Government or by private originators of or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" Class) and the other class will receive all of the principal (the principal only of "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayment of principal, the Portfolios may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet fully developed, although the securities are traded among institutional investors and investment banking firms.

Warrants

      All of the Portfolios except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Dollar Roll Transactions

      All Portfolios except the Money Market Portfolio and the International Equity Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Portfolio will only enter into covered rolls. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Portfolio contracts to replace substantially similar securities on a future date fails to deliver such securities, the Portfolio may not be able to obtain such securities at the prices specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Swap Transactions

      The High Yield Bond Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

      By entering into swap transactions, a Portfolio may be able to protect the value of a portion of its securities against declines in market values. A Portfolio may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Portfolio may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Portfolio. However, there can be no assurance that the return a Portfolio receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

      While a Portfolio will only enter into swap transactions with counterparties it considers creditworthy (and will monitor creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Portfolio would be limited to contractual remedies under the swap agreement. There can be no assurance that a Portfolio will succeed when pursuing its contractual remedies. To minimize a Portfolio's exposure in the event of a default, the Portfolio will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Portfolio enters into swap transactions on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Portfolio's custodian. To the extent a Portfolio enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Portfolio's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

      Interest Rate Swaps. The High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio and Capital Growth Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisors believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat than as being subjected to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) or liquid equity securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Currency and Asset Swaps

      Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Portfolio may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

      D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

      A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

      A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

      SP-2-A satisfactory capacity to pay principal and interest.

      SP-3-A speculative capacity to pay principal and interest.

      Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

PORTFOLIO TURNOVER

      Portfolio turnover measures purchases and sales vs. average portfolio value for the applicable time period. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average market value of portfolio investments, excluding any government and short-term investments with a year or less until maturity at the date of acquisition.

      Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. A portfolio turnover rate of 200% is equivalent to buying and selling all of the securities in a portfolio twice in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

      In 2003, the portfolio turnover of the International Equity Portfolio increased from 141.40% to 233.86%. This increase was due to a change in sub-adviser which became effective on December 12, 2003. Due to this change and the sub-adviser's frequent trading strategy, the Portfolio anticipates that the high turnover will continue in coming years. In 2003, the portfolio turnover of the Growth Portfolio declined from 283.59% in 2002 to 169.72% in 2003. The high turnover in 2002 was due to the sub-adviser taking a more defensive position in response to the volatility in the markets.

FEDERAL TAX MATTERS

      The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). If the Fund fails to qualify under Subchapter M income and gains realized by the Fund would be subject to "double taxation" (i.e. taxation at both the Fund and shareholder level).

      In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

      A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

      The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

      In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

      The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Global Hard Assets Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

      The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

      The Fund has entered into an Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"). Under the Agreement, Jefferson Pilot Investment Advisory is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund, subject to control and review by the Fund's Board of Directors.

      Jefferson Pilot Investment Advisory, has entered into Investment Sub-Advisory Agreements for all Portfolios. Under the Agreements, the Sub-Advisers have day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the Fund's Board of Directors and Jefferson Pilot Investment Advisory. Jefferson Pilot Investment Advisory has executed Sub-Advisory Agreements with Templeton Investment Counsel, LLC ("Templeton"), Mellon Capital Management Corporation ("Mellon Capital"), Lord, Abbett & Co. LLC ("Lord Abbett"), Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), Turner Investment Partners, Inc. ("Turner"), Wellington Management Company, LLP ("Wellington Management"), Credit Suisse Asset Management, LLC ("Credit Suisse"), T. Rowe Price Associates, Inc.
("T. Rowe Price"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Advisers") with regard to the World Growth Stock; S&P 500 Index; Small Company; Small-Cap Value; Mid-Cap Growth & Growth (Turner); Mid-Cap Value, Balanced, and Capital Growth (Wellington Management); Value; Strategic Growth Portfolio; International Equity; Money Market and High Yield Bond Portfolios, respectively.

      Pursuant to Section 15 of the 40 Act, each advisory and subadvisory agreement has been approved by the Fund's Board of Directors, including a majority of the Board's independent directors. In considering the approval of such agreements and the renewal thereof, the Board considers such information as may be reasonably necessary to evaluate the terms of such contracts, including the advisor's personnel and methods of analysis, investment performance, terms of the agreement, compensation to the advisor or subadvisor and an analysis of profitability with respect to the Fund, financial condition and stability of the advisor or subadvisor, brokerage and portfolio transactions, overall expenses and expense ratios, and sales and redemptions.

      Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Jefferson Pilot Investment Advisory, each Sub-Adviser, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and (3) at the same average price for each similarly situated client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Jefferson Pilot Investment Advisory, each Sub-Adviser, and each of their affiliates not to favor any one account over the other.

      For providing investment advisory and management services to the Fund, Jefferson Pilot Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Adviser, with monthly compensation, as an annual percentage of the average daily net asset value of the Portfolio managed as set forth in the table below:

                                   SUB-ADVISER

AVERAGE
DAILY NET ASSETS                   Value             World Growth        Small Company
----------------                  ------             ------------        -------------
First $200 Million                 .50%                  .50%                .50%
Next $1.1 Billion                  .50%                  .45%                .45%
Over $1.3 Billion                  .50%                  .40%                .40%

                                                         High Yield &
NET ASSETS                     Capital  Growth           Strategic Growth        S&P 500*           Money Market        Balanced
------------                   ---------------           ----------------       --------           ------------        --------
First $100 Million                .45%                      .40%                .05%                 .30%              .45%
Next $100 Million                 .40%                      .40%                .05%                 .30%              .35%
Next $300 Million                 .40%                      .40%                .05%                 .25%              .30%
Next $500 Million                 .40%                      .40%                .025%                .25%              .30%
Over $1 Billion                   .40%                      .40%                .01%                 .25%              .30%

NET ASSETS                         Growth             International Equity       Mid-Cap Value**     Mid-Cap Growth
------------                  -----------------      ----------------------     ----------------   ------------------

First $25 Million                 .50%                      .50%                   .75%                 .60%
Next $25 Million                  .40%                      .50%                   .65%                 .55%
Next $25 Million                  .40%                      .50%                   .55%                 .55%
Next $25 Million                  .40%                      .50%                   .55%                 .50%
Next $50 Million                  .40%                      .50%                   .45%                 .50%
Over $150 Million                 .40%                      .50%                   .45%                 .50%

NET ASSETS                   Small-Cap Value
-----------                  ---------------

First $40 Million                 1.00%
Next $20 Million                   .75%
Over $60 Million                   .50%

* Pursuant to its Sub-Advisory Agreement with Mellon Capital Management Corporation, Jefferson Pilot Investment Advisory is committed to pay Mellon Capital a minimum annual fee of $100,000.

** Pursuant to its Sub-Advisory Agreement with Wellington Management Company,
   LLP, Jefferson Pilot Investment Advisory is committed to pay Wellington Management a minimum annual fee of $150,000.

      For the year ended December 31, 2003, the Fund paid $269,363, $448,046, $151,952, $635,114, $307,907, $1,448,910, $437,533, $545,532, $272,010,
$440,624, $737,792, $153,392, $486,698 and $362,078 to Jefferson Pilot
Investment Advisory for the Growth, Small Company, Mid-Cap Growth, Strategic Growth, Mid-Cap Value, Capital Growth, Small-Cap Value, Value, International Equity, S&P 500, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios. For the year ended December 31, 2002 the Fund paid $301,996, $749,367, $110,944, $1,766,921, $488,631, $277,418, $422,685,
$303,480, $626,498, $287,591, $817,308, $483,665, $112,579, $371,112, $9,361
to Jefferson Pilot Investment Advisory for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Small Company, Mid-Cap Value, S&P 500, Small-Cap Value, Value, International Equity, World Growth Stock, Balanced, High Yield Bond, Money Market and Global Hard Asset Portfolios. For the year ended December 31, 2001 the Fund paid $360,682, $929,462, $1,045,951,
$2,889,816, $422,473, $565,062, $426,180, $685,846, $495,351, $129,246,
$260,640, $58,738, $91,155, and $78,034 to Jefferson Pilot Investment Advisory for the International Equity, World Growth Stock, Strategic Growth, Capital Growth, Growth, Small Company, S&P 500, Value, Balanced, High Yield, Money Market, Mid-Cap Growth, Mid-Cap Value, and Small-Cap Value Portfolios. All such fees were paid pursuant to the terms of the Investment Management Agreements and the Sub-Advisory Agreements.

      For providing subadvisory services to the Portfolios, Jefferson Pilot Investment Advisory paid: to Templeton for the World Growth Stock Portfolio, $491,861 in 2003, $544,872 in 2002, and $619,661 in 2001; to MFS for the Money
Market Portfolio, $217,247 in 2003, $222,667 in 2002, and $162,203 in 2001; to
Lord Abbett for the Small Company Portfolio, $298,697 in 2003, $325,754 in 2002, and $376,708 in 2001; to Credit Suisse for the Value Portfolio, $363,688 in 2003, $417,665 in 2002, and $457,231 in 2001; to Janus for the Capital
Growth Portfolio, $924,318 in 2003, $1,149,298 in 2002, and $2,008,995 in
2001; to Janus for the Balanced Portfolio, $356,911, $354,687 in 2002, and $363,257 in 2001; to MFS for the Strategic Growth Portfolio, $95,820 in 2003, $374,683 in 2002, and $522,976 in 2001; to Lombard Odier for the International Equity Portfolio, $39,489 in 2003, $143,795 in 2002, and $182,796 in 2001; to
Strong for the Growth Portfolio, $204,575 in 2003, $226,330 in 2002, and $309,363 in 2001; to MFS for the High Yield Bond Portfolio, $81,809 in 2003, $60,042 in 2002, and $68,931 in 2001; to Turner for the Mid-Cap Growth Portfolio, $101,301 in 2003, $73,962 in 2002, and $39,185 in 2001; to
Wellington Managment for the Mid-Cap Value Portfolio, $215,271 in 2003, $195,819 in 2002, and $65,111 in 2001; to Dalton Griener for the Small-Cap Value, $334,003 in 2003, $233,446 in 2002, and $60,059 in 2001; to Barclays
for the S&P 500 Index Portfolio, $86,741 in 2003, $88,059 in 2002, and $88,788
in 2001; to Van Eck for the Global Hard Assets $6,240 in 2002; to T. Rowe Price for the Strategic Growth Portfolio, $221,736 in 2003; to Marsico for the International Equity Portfolio, $96,515 in 2003; and to Mellon for the S&P 500 Index Portfolio, $5,455 in 2003.

      The Investment Sub-Advisory Agreements also obligate Jefferson Pilot Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Advisers.

      The continuance of the Investment Management Agreements and the Sub-Advisory Agreements were approved by the Fund's Board of Directors on January 30, 1997. As a result of the sale by the Chubb Corporation of Jefferson Pilot Financial to Jefferson-Pilot on April 30, 1997 (the "Transaction"), and the resulting change in control of Jefferson Pilot Investment

Advisory, the Investment Management Agreements and each of the Sub-Advisory Agreements terminated by operation of law on that date. On April 3, 1997, the new Investment Management Agreements and the new Sub-Advisory Agreements were approved by Directors to become effective on the change of control of Jefferson Pilot Financial. On April 30, 1997 the Fund and Jefferson Pilot Investment Advisory received an exemptive order from the Securities and Exchange Commission that permitted Jefferson Pilot Investment Advisory to continue to provide investment management services to the Fund and each of its series during an interim period of not more than 120 days from the date of the Transaction and continuing through the date a new investment management agreement and new sub-advisory agreements were approved by Shareholders. On July 31, 1997 additional new Sub-Advisory Agreements were approved by the Fund's Board of Directors for the Money Market Portfolio, Balanced Portfolio and Value Portfolio. On August 15, 1997 the Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation and each of the existing Sub-Advisory Agreements with the Sub-Advisers were approved at a Special Meeting of Shareholders. In addition, on December 10, 1997 the Investment Management and Sub-Investment Management Agreements relating to the Growth and High Yield Bond Portfolios were approved by the Fund's Board of Directors and on December 23, 1997 were approved by the Portfolio's sole shareholder. On July 30, 1998, the continuance of the Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation was approved by the Fund's Board of Directors. On March 7, 2001 the Sub-Investment Management Agreements relating to the Mid-Cap Value, Mid-Cap Growth, and Small-Cap Value Portfolios were approved by the Fund's Board of Directors at a special meeting conducted for that sole purpose. On February 6, 2003 the Sub-Investment Management Agreement between Jefferson Pilot Investment Advisory and Marsico relating to the International Equity Portfolio was approved by the Fund's Board. On March 14, 2003 the Sub-Investment Management Agreement between Jefferson Pilot Investment Advisory and T. Rowe Price relating to the Strategic Growth Portfolio was approved by the Fund's Board of Directors at a special meeting. On August 1, 2003, the Fund's Board of Directors most recently approved the continuance of the Investment Management Agreement. On October 30, 2003, the Fund's Board of Directors approved a new Sub-Advisory Agreement with Mellon Capital Management Corporation relating to the S&P 500 Index Portfolio, as a result of Barclay's resignation effective December 12, 2003. On December 10, 2003, the Sub-Investment Management Agreement relating to the S&P 500 Index Portfolio was approved by the Portfolio's shareholders at a special meeting. On February 26, 2004, the Funds Board of Directors approved Sub-Advisory Agreements with Turner Investment Partners, Inc. (Growth Portfolio) and Wellington Management Company, LLP (Balanced and Capital Growth Portfolios) at an in-person meeting.

Principal Underwriter

      Jefferson Pilot Variable Corporation ("Jefferson Pilot Variable"), One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed Jefferson Pilot Variable to offer shares of the Fund at net asset value in a continuous offering. For each of the Fund's last three fiscal years, Jefferson Pilot Variable has not retained any underwriting commissions. For the Fund's fiscal year ending December 31, 2000, Jefferson Pilot Variable received no compensation from the Fund.

Independent Auditors

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 has been selected as the independent auditors of the Fund.

      The financial statements of the Fund to be incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

      Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses

      Jefferson Pilot Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus. The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent auditors, and counsel; industry association dues; and other expenses not expressly assumed by Jefferson Pilot Investment Advisory. Certain other expenses are assumed by Jefferson Pilot Variable Corporation ("JP Variable Corp") pursuant to a distribution agreement with the Fund.

Affiliates of the Fund, Investment Adviser, and Principal Underwriter

      Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation are wholly-owned by Jefferson-Pilot Corporation ("JP Corporation"), a North Carolina corporation. JP Corporation has two business segments:
Insurance and Securities, and Communications. Within the Insurance and Securities segment, JP Corporation offers Individual Life Products, Annuity and Investment Products, and Group Products through various subsidiaries. Within the Communications segment, JP Corporation operates three television and seventeen radio broadcasting stations and provides sports and entertainment programming through Jefferson-Pilot Communications Company and its subsidiaries. JP Corporation is also an "affiliated person" of the Fund.

      The following organization chart lists the affiliates of the Fund, Jefferson Pilot Variable Corporation and Jefferson Pilot Investment Advisory, which affiliates are under common control with JP Corporation. 5% or more of the outstanding securities of the Fund's Portfolios are held by corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company, Alexander Hamilton Life Insurance Company of America, and Jefferson-Pilot Corporation. Jefferson Pilot Variable Corporation also serves as the principal underwriter for separate accounts of Jefferson Pilot Financial, Alexander Hamilton Life and Jefferson-Pilot Corporation.

      The following persons are officers and/or directors of the Fund and Jefferson Pilot Investment Advisory: Ronald R. Angarella (President and Director), Craig D. Moreshead (Secretary) John A. Weston (Treasurer), and Alicia DuBois (Assistant Treasurer).

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

      Under the Investment Management Agreements, Jefferson Pilot Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Advisers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Jefferson Pilot Investment Advisory's overall monitoring and supervision. The Sub-Advisers each provide the trading desk for their respective Portfolio transactions. Jefferson Pilot Investment Advisory will perform daily valuation of the assets of each Portfolio.

      The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

      The amount of brokerage commissions paid by the Fund for all Portfolios for the years 2003, 2002, and 2001 were $1,692,938, $1,774,897.53, and
$1,686,093, respectively.

      The following is a breakdown of the brokerage commissions paid per Portfolio for the years 2001, 2002, and 2003:

Portfolio                      2001             2002                 2003
---------                      ----             ----                 ----
International Equity        $146,700         $172,907.01           $232,243
World Growth Stock          $135,095          $46,039.88           $100,455
Strategic Growth            $562,857         $361,736.06           $167,840
Capital Growth              $271,750         $339,988.61           $228,553
Small Company                $93,173         $152,183.92           $294,876
S&P 500 Index                 $7,388          $16,285.22             $2,859
Small-Cap Value              $29,950          $58,503.84            $94,116
Mid-Cap Growth               $38,154          $95,150.64           $121,468
Mid-Cap Value                $30,346          $57,527.56            $56,648
Growth                      $405,377         $264,809.85           $187,520
Value                       $139,443          $97,305.40           $145,154
Balanced                     $70,103          $69,261.88            $61,119
High Yield Bond                   $0                  $0                $87
Money Market                      $0                  $0                 $0
Global Hard Assets                $0          $13,197.66                 $0

      Insofar as known to management, no director or officer of the Fund, Jefferson Pilot Investment Advisory, any Sub-Adviser or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund for the above-referenced periods. The Fund may employ such affiliated persons in accordance with applicable law.

      As of December 31, 2003, the value of the Fund's aggregate holdings of the securities of its regular brokers or dealers as defined in Rule 106-1 under the 1940 Act was as follows: $13,797,000 in Citigroup, Inc., $12,234,000 in Morgan Stanley, $1,882,000 in Lehman Brothers Holding, Inc., $1,514,000 in JP Morgan Chase & Co., $2,024,000 in Goldman Sachs Group, Inc., $2,305,000 in Merrill Lynch & Company, Inc., $2,666,000 in UBS, AG, $6,326,000 in American International Group, Inc., $1,043,000 in Banc One Corp., $163,000 in Bear Stearns Companies, Inc., $810,000 in Credit Suisse Group, $3,345,000 in G.E. Capital Corp., and $461,000 in Prudential Financial, Inc.

      In selecting broker-dealers to execute transactions for the Fund, the Sub-Advisers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, anonymity including the confidentiality of trades, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Advisers in seeking the most favorable overall economic result for the Fund.

      Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Jefferson Pilot Investment Advisory and the Sub-Advisers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Jefferson Pilot Investment Advisory or any Sub-Advisers has investment discretion. In addition, Jefferson Pilot Investment Advisory and the Sub-Advisers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Jefferson Pilot Investment Advisory or the Sub-Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Jefferson Pilot Investment Advisory or the Sub-Advisers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Jefferson Pilot Investment Advisory or a Sub-Advisers in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Adviser or Jefferson Pilot Investment Advisory in managing the investments of a Portfolio. Jefferson Pilot Investment Advisory or a Sub-Adviser may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

      Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which Templeton considers as having relatively stable and friendly governments. Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.

      In 2003, $96,468 was paid in commissions to brokers because of research services provided. Of that amount, $5,401 was paid on transactions for the Balanced Portfolio, $13,846 was paid on transactions for the Capital Growth Portfolio, $12,002 was paid on transactions for the Small-Cap Value
Portfolio, $33 (est.) was paid on transactions for the International Equity Portfolio, $4,700 was paid on transactions for the Mid-Cap Value Portfolio, $7,486 was paid on transactions for the Mid-Cap Growth Portfolio, $26,033 was paid on transactions for the Growth Portfolio, $828 was paid on transactions for the Small Company Portfolio, and $17,443 was paid for the Value Portfolio.

      The Sub-Advisers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

      Any of the Sub-Advisers and Jefferson Pilot Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Advisers would otherwise apply.

                             MANAGEMENT OF THE FUND

      The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. Each director will hold office until a successor has been elected and has qualified, or until such director's earlier death, resignation or removal. Each officer shall hold office at the pleasure of the Board of Directors or until the election or appointment and the qualification of a successor. The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:

                                         Positions
                                         with Fund
                                         and Length
                                         of Time                       Principal Occupations for
Name, Age and  Address                   Served                        the Past Five Years
----------------------                   -----------                   -------------------
Ronald Angarella* (46)                   President                     Senior Vice President, Jefferson Pilot Financial,
One Granite Place                        and Director (8 yrs)          President and Director, Jefferson Pilot Investment
Concord, N.H. 03301                                                    Advisory, Jefferson Pilot Securities and Hampshire
                                                                       Funding, Inc.; formerly Senior Vice President and
                                                                       Director, Chubb Investment Funds, Inc.


                                         Positions with Fund           Principal Occupations for
Name, Age and  Address                   and Length of Time Served     the Past Five Years
----------------------                   -------------------------     -------------------
Charles C. Cornelio (44)                 Vice President                Executive Vice President, Jefferson Pilot Financial
100 N. Greene Street                     and General Counsel (12 yrs)  and Jefferson-Pilot Corporation, Vice President, and
Greensboro, NC 27401                                                   Secretary, Jefferson Pilot Securities Corporation.

Craig D. Moreshead (36)                  Secretary (5 yrs)             Associate Counsel for Jefferson Pilot Financial; Assistant
One Granite Place                                                      Secretary, Jefferson Pilot Investment Advisory; formerly
Concord, N.H. 03301                                                    Compliance Manager of BancBoston Securities, Inc.

John A. Weston (44)                      Treasurer (12 yrs)            Vice President of Jefferson Pilot Financial, Treasurer
One Granite Place                                                      of Jefferson Pilot Securities Corporation, Jefferson Pilot
Concord, N.H. 03301                                                    Investment Advisory, Jefferson Pilot Variable Corporation
                                                                       and Hampshire Funding,  Inc.; formerly, Mutual Fund
                                                                       Accounting Officer for the Fund, Chubb Investment Funds,
                                                                       Inc. and Jefferson Pilot Investment Advisory Corporation
                                                                       and Assistant Treasurer for Chubb Securities Corporation
                                                                       and Hampshire Funding, Inc.

Alicia DuBois (44)                       Assistant Treasurer (3 yrs)   Senior Mutual Fund Manager of Jefferson Pilot Financial;
One Granite Place                                                      formerly Senior Mutual Fund Analyst and Mutual Fund
Concord, N.H. 03301                                                    Accounting Manager.

Michael D. Coughlin (60)                 Director (15 yrs)             Owner, Michael D. Coughlin Associates (general management
95 Kimball Pond Road                                                   consulting); formerly President of Concord Litho Company,
Canterbury, N.H. 03224                                                 Inc. (printing company)

                                      S-38

Elizabeth S. Hager (59)                  Director (15 yrs)             State Representative, New  Hampshire; Executive Director,
5 Pleasant View Ave.                                                   United Way; Previously, City Councilor and Mayor, City of
Concord, N.H. 03301                                                    Concord, N.H.

Thomas D. Rath (58)                      Director (6 yrs)              Partner, Rath, Young, Pignatelli, P.A.; President, PlayBall
One Capital Plaza, P.O. Box 1500                                       N.H.; formerly Vice Chairman, Primary Bank; Chairman,
Concord, N.H. 03302                                                    Horizon Bank

Frank Nesvet (60)                        Director (less                Chief Executive Officer, Libra Group (Consulting and
One Granite Place                        than 1 year)                  Interim Management Solutions); Independent Trustee and
Concord NH 03301                                                       Chairman of the Audit Committee, streetTRACKS (R) Series
                                                                       Trust (Registered Investment Company)

      There are 14 Portfolios within the Jefferson Pilot Variable Fund, Inc. There are no other directorships held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

      Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Angarella is an "interested person" of the Fund because he serves as President of the Fund. Mr. Angarella also serves as President and Director for Jefferson Pilot Investment Advisory Corporation and Jefferson Pilot Variable Corporation, the investment advisor and principal underwriter for the Fund respectively.

      The board of directors is responsible for the overall management of the business and affairs of the Fund, while the officers are responsible for the day-to-day management. The standing committees of the board are the Audit Committee and the Valuation Committee. The Audit Committee recommends the selection of auditors, reviews the results of the audit, and oversees the Fund's internal control system. The Audit Committee meets twice per year. The Valuation Committee determines the good faith valuation of securities and assets for which market quotations are not readily available. Mr. Coughlin and Ms. Hager are members of the Audit Committee and Mr. Angarella and Ms. Hager are members of the Valuation Committee.

      Section 15 of the Investment Company Act of 1940 makes it unlawful for any person to serve as investment adviser or sub-adviser except pursuant to a written contract that has been approved by a majority vote of the outstanding voting securities of the investment company. The contract may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Board of Directors or by a vote of the majority of outstanding voting securities of the investment company. The investment advisory agreement generally prescribes the services and facilities that the adviser will provide to the fund, the fee structure, the expenses to be borne by the respective parties, and other matters relating to the relationship between the fund and its adviser. Pursuant to this contract, a fund's investment adviser manages the fund's securities portfolio in conformance with the fund's stated investment objectives and policies. The Board of Directors of the Fund meet at least once each quarter. In connection with their meetings, the Board (including the non-interested directors) receives materials specifically relating to existing and proposed investment advisory agreements and sub-advisory agreements (the Advisory Agreements). In addition, the Fund's Sub-Advisers make in-person presentations to the Board on a periodic basis. Described below is a summary of additional information provided to and considered by the Boatrd, and their conclusions with respect thereto, that formed the basis of the Board's approval of the Advisory Agreements of the Fund.

      The current Investment Management Agreement between the Fund and Jefferson Pilot Investment Advisory Corporation contemplates a "manager of managers" structure whereby the Adviser, with the approval of the Board but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Fund have been granted an exemption by the SEC to operate in this manner. The annual continuance of the Investment Management Agreement most recently was approved by the Board at a meeting held on August 1, 2003. The Directors were presented by the Adviser with information regarding (i) the nature and extent of the services provided,
(ii) the aggregate cost of all services provided, (iii) personnel and methods of operation, (iv) long-term and short-term investment performance, (v) the level and method of computing investment management and any other fees, (vi) overall Fund expenses, (vii) brokerage policies and procedures including best execution and soft dollar policies, (viii) financial condition, (ix) possible conflicts of interest, and (x) codes of ethics. In addition, the Adviser provided the Board with its Form ADV as well as a supplemental report by Lipper Analytical Services, which compares expenses and performance information for the Fund and its peers. In determining to approve the Investment Management Agreement, the Board considered the services provided and the compensation proposed to be paid, and determined that the continuance of the Agreement was in the best interest of the Fund and its shareholders.

      The Board approved an Investment Sub-Advisory Agreement with Marsico Capital Management Corporation for the International Equity Portfolio at a meeting held on February 6, 2003. In determining to approve the agreement, the Directors considered information provided by Marsico. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. Marsico's investment performance for other comparable funds was reasonable in comparison to the benchmark. Marsico agreed to the same fee scale that the prior sub-adviser, Lombard Odier, had agreed to. These fees were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The information provided to the Directors indicated the ancillary benefits, if any, gained by Marsico were not material. Marsico disclosed no material conflicts of interest or ethical violations which raised any concern with the Board. Marsico provided its Code of Ethics to the Board. The Directors were provided with information regarding Marsico's brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved an Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Strategic Growth Portfolio (formerly, the Emerging Growth Portfolio) at a meeting held on March 14, 2003. In determining to approve the agreement, the Directors considered information provided by T. Rowe. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreement was in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. T. Rowe's investment performance for other comparable funds was reasonable in comparison to the benchmark. T. Rowe agreed to the same fee scale that the prior sub-adviser, MFS, had agreed to. These fees were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser was satisfied that T. Rowe would be devoting adequate personnel resources to the Fund. T. Rowe disclosed no material conflicts of interest or ethical violations which raised any concern with the Board. T. Rowe provided its Code of Ethics to the Board. The Directors were provided with information regarding T. Rowe's brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved continuation of agreements with Lord Abbett, Credit Suisse, Barclays, Wellington Management (Mid-Cap Value), Dalton Greiner, and Turner (Mid-Cap Growth) at a meeting held on April 25, 2003. In determining to approve the continuation of these agreements, the Directors considered information provided by each sub-adviser, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Specifically, the types of information considered by the Directors in determining that continuation of the sub-advisory agreements were in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. While the funds reviewed exhibited both positive and negative variances from their benchmark indices, the performance of each fund was within reasonable expectations. The fees of the sub-advisers were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser represented to the Directors that there had been no material violations of the Funds' investment policies or the subadvisers' code of ethics and that it had experienced no administrative problems with the subadvisers. The Directors were provided with information regarding the subadvisers' brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The Board approved continuation of agreements with Templeton and MFS, and approved a new agreement with Dalton Greiner at a meeting held on August 1, 2003. The requirement to enter into a new agreement with Dalton Greiner was precipitated by the disclosure from Dalton that they were being acquired by Boston Private Financial Holdings. Such a Transaction could be considered an "assignment" under the Investment Company Act of 1940, which would trigger the automatic termination of the current agreement with Dalton. The proposed agreement with Dalton was identical to the prior agreement. In determining to approve these agreements, the Directors considered information provided by each sub-adviser, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreements were in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and
(v) any conflicts of interest or ethical violations. In addition, with respect to Dalton, the Board reviewed Boston Private's 10-Q for the period ending March 31, 2003, as well as a letter from Dalton describing the acquisition. MFS and Lord Abbett exhibited performance within reasonable expectations. The Adviser discussed a meeting with Dalton regarding recent underperformance in comparison to the benchmark, and the Adviser and Board were satisfied with Dalton's response that they have overperformed over the long run. The fees of the sub-advisers were determined to be reasonable in relation to the fees of other funds having similar investment objectives. The Adviser represented to the Directors that there had been no material violations of the Funds' investment policies or the subadvisers' code of ethics and that it had experienced no administrative problems with the subadvisers. The Directors were provided with information regarding the subadvisers' brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable. With respect to Dalton Greiner, the Board determined after reviewing Boston Private's financial condition and representations made by Dalton, that there were no material conflicts of interest between the Fund and Boston Private, and that the transaction would have no material negative impact on the ability of Dalton to provide services to the Fund.

      The Board approved Investment Sub-Advisory Agreements with Turner Investment Partners, Inc. (Growth Portfolio) and Wellington Management Company, LLP, (Balanced and Capital Growth Portfolios) at a meeting held on February 26, 2004. In determining to approve the agreements, the Board considered information provided by Turner and Wellington Management. The Board considered (i) personnel and methods of operation, (ii) long-term and short-term performance, (iii) level of fees, (iv) financial condition of the company, and (v) any conflicts of interest or ethical violations. The Board also considered each company's standing in the industry as well as any regulatory issues. The fees of each sub-adviser were determined to be reasonable, and each sub-adviser agreed to a fee reduction from the prior sub-adviser which was a factor in the Board's determination. The Directors reviewed the sub-adviser's brokerage selection policies and determined such to be reasonable.

      The Board approved continuation of agreements with MFS and Strong at a meeting held on October 30, 2003. The Board also at that meeting approved a Sub-Advisory Agreement with Mellon Capital with respect to the S&P 500 Index Portfolio. In determining to approve these agreements, the Directors considered information provided by each sub-adviser, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Specifically, the types of information considered by the Directors in determining that approval of the sub-advisory agreements were in the best interests of the Funds and their shareholders were as follows: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) level of fees with comparison to other comparable funds, (iv) the financial condition of the sub-adviser, and (v) any conflicts of interest or ethical violations. Mellon also provided information describing its investment processes and the security selection criteria to be employed in managing the Portfolio. MFS and Strong exhibited performance within reasonable expectations. Mellon's investment performance for other comparable funds was reasonable in comparison to the benchmark. The fees of the sub-advisers were determined to be reasonable in relation to the fees of other funds having similar investment objectives. Mellon agreed to receive the same fee that the prior sub-adviser, Barclays, was receiving under the prior agreement. The Adviser represented to the Directors that with respect to MFS and Strong there had been no material violations of the Funds' investment policies or the subadvisers' code of ethics and that it had experienced no administrative problems with the subadvisers. Mellon disclosed no material conflicts of interest or ethical violations which raised any concern. Mellon provided its Code of Ethics to the Board. The Directors were provided with information regarding the subadvisers' brokerage policies and method and basis for selecting and evaluating the brokers and dealers used, and determined that the policies and methods were reasonable.

      The officers of the Fund and one of the directors of the Fund (Mr. Angarella) who is an "interested person" of the Fund receive no salary or fee from the Fund. The remaining directors of the fund received the compensation shown below for the fiscal year ending December 31, 2002. It is not proposed that the directors will be paid any retirement or pension benefits.

                                               Aggregate Compensation
Name                          Position                From Fund
-----                         --------         -----------------------

Michael D. Coughlin           Director                 $18,250

Elizabeth S. Hager            Director                 $18,250

Thomas D. Rath                Director                 $18,250

Frank Nesvet                  Director                 $3,000

      The Fund, Jefferson Pilot Investment Advisory Corporation and Jefferson Pilot Variable Corporation have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes to invest in securities for their own account, including securities that may be purchased or held by the Fund.

                                  CAPITAL STOCK

      The Fund issues a separate series of capital stock for each Portfolio. The authorized capital stock of the Fund consists of 20,000,000,000 shares of common stock which are divided into fourteen series: World Growth Stock Portfolio common stock, International Equity Portfolio common stock, Money Market Portfolio common stock, S&P 500 Index Portfolio common stock, Mid-Cap Value common stock, Small-Cap Value common stock, Mid-Cap Growth common stock, High Yield Bond Portfolio common stock, Small Company Portfolio common stock, Value Portfolio common stock, Capital Growth Portfolio common stock, Growth Portfolio common stock, Balanced Portfolio common stock and Strategic Growth Portfolio common stock. Each series currently consists of 1,000,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may reallocate shares to new series or to one or more of the existing series.

      Jefferson Pilot Financial initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Growth Portfolio and the Strategic Growth Portfolio, for its general account. Jefferson Pilot Financial initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. Jefferson Pilot Financial intends to withdraw such investment from time to time.

      Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio. The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Jefferson Pilot Financial or its affiliates and shares held by Jefferson Pilot Financial that are not otherwise attributable to Policies, will be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

      The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

      The shares of each Portfolio, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights.

      As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

                   OWNERSHIP BY DISINTERESTED DIRECTORS OF
                 INTERESTS IN CERTAIN AFFILIATES OF THE FUND

      As of December 31, 2003, none of the disinterested Directors, nor any member of a disinterested Director's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Portfolio, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Portfolio.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

      Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson-Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson-Pilot Corporation is included in this filing.

      The following table indicates the percentage of ownership of each person or entity who owns of record 5% or more of the outstanding equity securities of the Fund's Portfolios. The Jefferson-Pilot Corporation Employees Retirement Plan owns beneficially 38.19%, 36.72%, 30.21% of the Small-Cap Value, Mid-Cap Growth, and Mid-Cap Value Portfolios respectively. All data is current as of February 2, 2004.

      Jefferson Pilot Financial Insurance Company ("JP Financial") is located at One Granite Place, Concord, NH 03301. Jefferson-Pilot Corporation ("JP Corporation") is located at 100 N. Green St., Greensboro, NC 27401.

                                               JP Financial
                         JP Corp.              Separate Acct A     JP Corporation            JP Corporation        JP Financial
JPVF Portfolio           Pension                   Acct II         VA Separate Account II    Separate Acct C       Separate Acct C
--------------           ---------------       ---------------     -------------------       ---------------      -----------------
International Equity            --                80.52%                10.09%                    --                  7.33%
World Growth Stock              --                93.02%                   --                     --                    --
Strategic Growth                --                89.94%                 8.84%                    --                    --
Capital Growth                  --                84.46%                 9.03%                    --                    --
Small Company                   --                92.18%                   --                     --                    --
Growth                          --                73.02%                14.56%                    --                  9.41%
S&P 500 Index                   --                79.85%                 7.60%                    --                  8.75%
Value                           --                82.42%                10.38%                    --                    --
Balanced                        --                75.65%                15.71%                    --                  5.59%
High Yield Bond                 --                70.09%                17.67%                    --                  6.53%
Money Market                    --                69.90%                13.11%                    --                 10.85%
Small-Cap Value               38.19%              51.96%                   --                     --                    --
Mid-Cap Growth                36.72%              53.42%                   --                     --                    --
Mid-Cap Value                 30.21%              57.41%                   --                     --                    --

                        OFFERING AND REDEMPTION OF SHARES

      The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Jefferson Pilot Financial and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Jefferson Pilot Financial, its successor or assigns, or of its affiliated insurance companies.

      Jefferson Pilot Variable Corporation ("JP Variable Corporation") is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

      Under the terms of the Fund Distribution Agreement entered into by JP Variable Corporation and the Fund, JP Variable Corporation is not obligated to sell any specific number of shares of the Fund. JP Variable Corporation also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Jefferson Pilot Financial or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Jefferson Pilot Securities relating to the sale of Policies.

      The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

      Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

      The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Jefferson Pilot Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses.

      Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the bid price at the close of trading.

      Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

      Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

      Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

      Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                        PERFORMANCE AND YIELD INFORMATION

      From time to time the Fund may advertise the yield and/or the average annual total return of some or all of its twelve investment portfolios. These figures are based on historical earnings and are not intended to indicate future performance. Shares of the portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("JPF" "JP Financial" or "Jefferson Pilot Financial"), Jefferson-Pilot Life Insurance Company ("Jefferson Pilot"), Alexander Hamilton Life Insurance Company of America ("Hamilton") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. None of these performance figures reflect fees and charges imposed under such variable annuities or flexible premium variable life insurance policies, which fees and charges will reduce the yield and total return to policyowners; therefore, these performance figures may be of limited use for comparative purposes.

Money Market Portfolio

      For the seven days ended December 31, 2003, the yield of the Money Market Portfolio expressed as a simple annualized yield was 0.47%; the yield of the Money Market Portfolio expressed as a compounded effective yield was 0.47%.

      The Money Market Portfolio's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a seven-day period. The yield is expressed as a simple annualized yield and as a compounded effective yield. The yield does not reflect the fees and charges imposed on the assets of Separate Account A.

      The simple annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the resulting quotient (base period return) on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the seven-day period, dividends declared on such additional shares during the period, and expenses accrued during the period.

      The compounded effective yield is computed by determining the unannualized base period return, adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Non-Money Market Portfolios

      Yield represents the net annualized yield based on a specified 30-day (or one month) period assuming a reinvestment semiannual compounding of income. Yield is calculated by dividing the average daily net investment income per share earned during the specified period by the maximum offering price, which is net asset value per share on the last day of the period, and annualizing the result according to the following formula:

                           Yield = 2(((A-B + 1) 6) -1)
                                       ---
                                       CD

      Where A equals dividends and interest earned during the period, B equals expenses accrued for the period (net of reimbursements), C equals the average daily number of shares outstanding during the period that were entitled to receive dividends, and D equals the maximum offering price per share on the last day of the period.

      The average annual total return quotations for the World Growth Stock Portfolio, the Money Market Portfolio, the Small Company Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Strategic Growth Portfolio, the International Equity Portfolio, the Growth Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Value Portfolio and the High Yield Bond Portfolio for the one year ended December 31, 2003 are 34.09%, 0.59%, 40.32%, 28.18%, 26.97%, 14.04%, 32.00%, 31.38%, 30.85%, 49.59%,
43.14%, 35.79% and 19.52% respectively. The average annual total return quotations for the World Growth Stock, Money Market, Growth, Strategic Growth, International Equity, High Yield Bond, Small Company, Value, Capital Growth and Balanced Portfolios for the 5 years ended December 31, 2003 are 5.11%, 3.19%, 1.88%, -4.18%, -4.60%, 4.02%, -2.79%, 3.41%, -3.91% and 4.25%
respectively. The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, Capital Growth Portfolio, the Value Portfolio, the Balanced Portfolio and the Small Company Portfolio for the 10 years ended December 31, 2003 are 7.42%, 3.86%, 9.15%, 10.43%, 8.45%,
and 4.40% respectively. The average annual total return quotations for World Growth Stock Portfolio, the Money Market Portfolio, Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small-Cap Value Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, and the Strategic Growth Portfolio since each Portfolio's inception through December 31, 2003 are 9.96%, 4.50%, -4.76%, 7.95%, 11.00%, -5.89%, 7.89%, 10.93%, 12.14%, 8.77%,
-0.66%, 6.26%, 3.50% and 8.53% respectively.

      A Portfolio's total returns do not reflect fees and expenses applicable to your variable contract. If those fees and expenses were reflected, the returns would be lower. Consult your contract prospectus for the amounts of those contract fees and expenses. Average annual total return quotations that may be used in the Fund's advertising and promotional materials are calculated according to the following formulas:

                 P(1 + T)n = ERV

                 Where:
                 P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, 10-year periods (or fractional portion).

      Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to the submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. From time to time, in reports and sales literature: (1) each Portfolio's performance or P/E ratio may be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and Dow Jones Industrial Average so that you may compare that Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds traced by: (A) Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds by overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual
Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as the Wall Street Journal, Business Week, Money Magazine, and Barron's, which provide similar information; (iii) indices of stocks comparable to those in which the particular Portfolio invests; (2) the
Consumer Price Index (measure of inflation) may be used to assess the real rate of return from an investment in each Portfolio; (3) other U.S.
government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of each Portfolio or the general economic, business, investment, or financial environment in which each
Portfolio operates; and (4) the effect of tax-deferred compounding on the particular Portfolio's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the particular Portfolio (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis. Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3, 5, and 10-year periods. In each category, Morningstar limits its five star rankings to 10% of the funds it follows and its four star rankings to 22.5% of the funds it follows. Rankings are not absolute or necessarily predictive of future performance.

      The performance of the Portfolios may be compared, for example, to the record of the S&P 500 Index, NASDAQ Composite Index, and the Europe, Australia, Far Eastern ("EAFE") Index. The S&P 500 Index is a well known measure of the price performance of 500 leading larger domestic stocks which represent approximately 80% of the market capitalization of the U.S. equity market. The NASDAQ Composite Index is comprised of all stocks on NASDAQ's National Market Systems, as well as other NASDAQ domestic equity securities. The NASDAQ Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. The EAFE Index is comprised of more than 900 companies in Europe, Australia and the Far East. All of these indices are unmanaged and capitalization weighted. In general, the securities comprising the NASDAQ Composite Index are more growth oriented and have a somewhat higher beta and P/E ratio than those in the S&P 500 Index.

      The total returns of all of these indices will show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Index assumes reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences will not be included in such illustration, nor will brokerage or other fees or expenses of investing be reflected in the NASDAQ Composite, S&P 500, EAFE Index.

      From time to time, in reports and sales literature, the Value, Small Company, International Equity, Strategic Growth, S&P 500 Index, Growth, Capital Growth, Balanced Portfolios may present non-standardized performance due to a change in investment objective and/or a change in sub-adviser. Average annual total return will be calculated utilizing the same method as for standard performance and will reflect all elements of return. Returns will be calculated year to date and for the 1, 5 and 10 year periods beginning August 28, 1997 (Value), May 1, 1999 (Small Company), May 1, 2003 (International Equity and Strategic Growth), December 12, 2003 (S&P 500 Index), May 1, 2004 (Growth, Capital Growth and Balanced) and ending December 31, 2003.

                             ADDITIONAL INFORMATION

Reports

      Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

      The Chubb Corporation in conjunction with its sale of Jefferson Pilot Financial to Jefferson-Pilot Corporation has granted a limited right to use the "Chubb" name and service mark. Jefferson Pilot Corporation has also granted a limited license to the Fund to use the Jefferson Pilot name and service mark.

                              FINANCIAL STATEMENTS

      The financial statements contained in the Fund's December 31, 2003 Annual Report are incorporated herein by reference.

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Fund has delegated voting responsibilities and duties with respect to proxies to the Sub-Advisers of the Fund. The following represents the proxy voting policies of each of the Fund's Sub-Advisers, which policies have been approved by the Board. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-258-3648 ext. 7719 (outside NH) or 1-800-322-0235 ext. 7719 (inside NH);
and (2) on the Commission's website at http://www.sec.gov.


                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

     Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Dated: May 19, 2004

CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

     -  a copy of the Policy;
     -  a copy of each proxy statement received on behalf of CSAM clients;
     -  a record of each vote cast on behalf of CSAM clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
         (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
         (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                    DALTON, GREINER, HARTMAN, MAHER & COMPANY
                             PROXY VOTING GUIDELINES

INTRODUCTION

The Labor Department's Pension and Welfare Benefits Administration has emphasized that pension fund managers must place the interests of plan beneficiaries and participants ahead of all other considerations in deciding how to vote proxies (documents for putting issues to a vote of shareholders). Under the Employee Retirement Income Security Act (ERISA) of 1974, investment managers must verify holdings shown on proxy cards and act "solely in the interest of the participants and beneficiaries" of the plan and "for the exclusive purpose of providing benefits to them and defraying reasonable expenses of administering the plan".

Dalton, Greiner, Hartman, Maher & Company (DGHM) will vote all proxies for its clients unless voting responsibility is specifically assigned to another party, such as the fiduciary or plan trustee.

DGHM recognizes the following principles regarding proxy voting:

- Voting rights have economic value and should be considered (plan) assets within the meaning of ERISA. Since voting rights can affect the economic value of a company's securities, they must be exercised with the utmost care. When fiduciaries of pension plans or their managers don't vote on the ultimate value of their holding, they are hurting not only themselves but the beneficiaries of the funds they hold in trust.

- Shares should be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the plan's investment (not management's inherent interest) during the period in which the plan intends to hold the investment. Blindly voting with management or on an uninformed basis is imprudent and may be a violation of the exclusive purpose/benefit rule.

- While there is a potential for a conflict of interest in that DGHM may hold securities in client portfolios that are also clients of our various products, DGHM will NEVER vote with an eye toward its business or private interest. Doing so represents a clear violation of ERISA's exclusive benefit rule. In such cases, we will always vote in accordance with our guidelines, without exception.

- DGHM will consider INITIATING actions to protect the value of a plan's investment only in those situations where it is cost/beneficial to do so.

- From time-to-time, proxy votes may be made that are on issues not specifically covered in the guidelines enumerated below or in exception to the stated guidelines. Such votes will be made with the primary goal of preserving or enhancing the economic value of the plan's investment, and an explanation of the vote will be noted under the reporting requirements described below.

REPORTING AND MONITORING REQUIREMENTS

Dalton, Greiner, Hartman, Maher & Company's proxy record-keeping system includes:

                                                               January, 2004

- A brief description of the proxy proposals for each company in the portfolio.

- Verification that the shares listed on the proxy match DGHM's individual account records as of the record date.

-        Record and meeting dates.

-        The vote cast on each proposal.

-        Notification of Trustee/Custodian that a proxy has not been received.

-        A record of any calls or other contacts made regarding a vote.

Clients may receive full record of all proxy reports at anytime by calling Dolores Casaletto at (239) 261-3555.

PROXY VOTING GUIDELINES

1.       CUMULATIVE VOTING
         We will vote against proposals for cumulative voting to elect directors. Cumulative voting allows shareholders to cast all of their votes for a single candidate or any two or more of them. The results is that a minority block of stock can be represented on the board. Such representation could be counter to the interest of the majority of stockholders.

2.       CLASSIFIED BOARD
         We will vote against the classification of a board. We will vote for the declassificaiton of an existing classified board. In most instances, classified boards are divided into three class, with the directors of each class elected to overlapping three-year terms. When a classified board structure is already in place, and a routine matter with respect to the reelection of directors or the election of noncontroversial new directors is proposed, we will vote in favor of the proposal.

3.       GREENMAIL
         We will vote for anti-greenmail provisions. Greenmail is essentially blackmailing management into buying back stock at a price greater than the fair market value to avoid a takeover or a proxy fight. We support anti-greenmail provisions that require that the price paid to the greenmailer be extended to all shareholders of record.

4.       DIRECTORS AND OFFICERS INDEMNITY AND LIABILITY
         We will vote with management on proposals to indemnify directors by covering the expenses or penalties associated with lawsuits if the director or officer acted in good faith. Management proposals to specify indemnification for board members are seen as shark repellent and will be voted against. We will vote with management on proposals to limit/eliminate personal liability of directors; however, we oppose proposals that would free directors and officers from liability for negligence or inside dealing.

5.       FAIR PRICE
         We will not support fair price proposals, or any proposals which increase the percent vote required for business mergers or acquisitions above the minimum required by the state in which the company is incorporated.

6.       COMPENSATION
         New or revised bonus, incentive, profit sharing, savings, or pension plans, considered "non-routine" proposals, will be reviewed on a case-by-case basis. Ceilings on pension benefits will be voted as the company's management recommends. We will vote against management on significant increased compensation awards and/or employment contracts to senior management which become effective upon change in ownership of the company, commonly called "Golden Parachutes". WE WILL VOTE AGAINST EXECUTIVE COMPENSATION PLANS THAT ARE EXCESSIVE AND/OR NOT ALIGNED WITH SHAREHOLDERS' LONG-TERM INTERESTS.

7.       POISON PILL
         Under a poison pill plan, or shareholder rights plan, shareholders are issued rights to purchase stock in their company or in the acquiring company if a hostile bidder acquires certain percentage of the outstanding shares. While anecdotal evidence suggests that poison pills may be benefited shareholders in some cases, there is no reliable evidence to suggest that, on average, poison pills enhance shareholder value. Taken as a whole, the evidence shows that poison pills have negative wealth effects on shareholders, both in the short-term and over the long-term. The evidence also shows that pills lead to the defeat of value-enhancing bids, reduce takeover premiums and serve as a significant deterrent to takeover bids. Therefore, we support shareholder proposals to eliminate anti-takeover defenses such as poison pills, and are against installing poison pill plans where none exist.

8.       PREEMPTIVE RIGHTS
         We will vote against proposals which grant preemptive rights and in favor of proposals which eliminate such rights. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from raising capital advantageously. Shareholders will have no difficulty maintaining their relative position through open market purchases, should they so desire.

9.       SECRET BALLOT
         We will vote for proposals that stockholders identity be kept secret in public documents dealing with proxies, ballots, and voting tabulations.

10.      SUPER-MAJORITY
         We will oppose management on super-majority requirements for more than a majority of the vote to approve mergers, tenders, and sales. We will oppose management on super-majority requirements to remove directors or repeal or amend by-laws.

11.      UNEQUAL VOTING RIGHTS
         We will oppose management on issues of securities with differential voting power. This entails authorization of a class of common having superior or inferior voting rights of existing common with or without entitlement to elect a majority of the board. This includes proposals that grant short-term or long-term differential voting rights for the same class of stock or restriction on voting rights for large stockholders.

12.      REINCORPORATION
         Proposals for reincorporation are decided on a case-by-case basis. Management generally promotes proposals to reincorporate a company in Delaware to take advantage of a 1986 Delaware law which limits the liability of directors.

13.      SHAREHOLDER ACTION BY SPECIAL MEETING & WRITTEN CONSENT
         Against proposals to eliminate the power of shareholders to act by written consent and/or to call a Special Meeting, amend the by-laws, or take other action regarding the Board of Directors.

14.      BLANK CHECK PREFERRED
         We will vote against authorizing blankcheck preferred stock - stock that does not have specific voting, dividend, conversion or other rights until issuance - because a company could dilute the voting rights of the common stock by issuing a new series of preferred stock that has super voting rights. For example, in the event of an attempted takeover, management could sell itself stock that had 1,000 times the voting rights of the common stock, preventing an acquiror from gaining a controlling interest in the company.

15.      CHANGES IN CAPITAL
         The following proposals will be decided on a case-by-case basis: new classes of stock, increases in common stock, stock splits, expanded purpose for convertibles, repurchase shares, increase shares and stock split, expand authority of Board on Preferred Stock, other capitalization-related proposals, issuance of stock for other reasons, joint plans for reorganization, proposals to merge with another company, restructuring plans, and proposals to issue shares in connection with acquisition.

16.      SELECTION OF AUDITORS
         We will support the selection of auditors we know to be competent and respected, and may vote against any whose integrity of objectivity have come under question. We will review votes to change auditors on a case-by-case basis, with emphasis on the explanation for the change. WE WILL REVIEW PROPOSALS REQUIRING AUDITOR ROTATION ON A CASE-BY-CASE BASIS, TAKING INTO ACCOUNT THE TENURE OF THE AUDIT FIRM, THE PROPOSED ROTATION PERIOD AND WHETHER THE COMPANY REGULARLY REVIEWS THE AUDITOR FOR QUALITY AND COST.

17.      SHAREHOLDER ACCESS TO THE PROXY FOR DIRECTOR NOMINATIONS ("OPEN
         ACCESS")
         WE GENERALLY FAVOR OPEN ACCESS PROPOSALS, BUT WILL VOTE SUCH PROPOSALS ON A CASE-BY-CASE BASIS, TAKING INTO ACCOUNT THE OWNERSHIP THRESHOLD AND THE PROPONENT'S RATIONALE FOR THE PROPOSAL.

18.      BOARD INDEPENDENCE
         WE WILL WITHHOLD VOTES FROM ALL NON-INDEPENDENT NOMINEES ON BOARDS THAT ARE NOT AT LEAST MAJORITY INDEPENDENT. WE WILL VOTE FOR SHAREHOLDER PROPOSALS REQUIRING ONLY INDEPENDENT

         DIRECTORS CAN SERVE ON BOARD AUDIT, COMPENSATION AND/OR NOMINATING COMMITTEES. TO DETERMINE INDEPENDENCE WE WILL USE THE STANDARDS ADOPTED BY THE NYSE AND NASDAQ. PLEASE REFER TO APPENDIX A.

19.      SEPARATION OF CHAIRPERSON AND CEO
         WE WILL REVIEW PROPOSALS TO SEPARATE THE BOARD CHAIRPERSON AND CEO RESPONSIBILITIES ON A CASE-BY-CASE BASIS. IN MOST CIRCUMSTANCES, SEPARATING THE TWO RESPONSIBILITIES AVOIDS CONFLICTS OF INTEREST. HOWEVER, IN MANY SMALLER COMPANIES THAT HAVE A LIMITED GROUP OF LEADERS, IT MAY BE APPROPRIATE TO COMBINE THESE POSITIONS.

20.      LEAD INDEPENDENT DIRECTOR
         WE WILL VOTE IN FAVOR OF PROPOSALS TO APPOINT A LEAD INDEPENDENT DIRECTOR.

                                   APPENDIX A

                           CATEGORIZATION OF DIRECTORS

INSIDE DIRECTOR
     -   Employee of the company or its affiliates.
     - Nonemployee officer of the company if he is among the five most highly compensated individuals.
     -   Listed as a Section 16 officer in the 10-K or proxy statement.
     -   Interim CEO.
     - Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).

AFFILIATED DIRECTOR
     -   Former executive of the company or its affiliates.
     - Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation.
     -   Former executive of an acquired firm.
     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
     - Executive, former executive, general or limited partner of a joint venture or partnership with the company.
     -   Relative of current employee of company or its affiliates.
     -   Relative of former executive of company or its affiliates.
     - Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
     - Employed by (or a relative is employed by) a significant customer or supplier.
     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.
     - Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.
     -   Founder of the company but not currently an employee.
     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.(3)
     -   Board attestation that an outside director is not independent.

INDEPENDENT DIRECTOR
     -   No connection to the company other than a board seat

                                                               January, 2004

                                                               November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2.  Lord Abbett has a Significant Business Relationship with a
Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

     For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.
     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.
     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.
     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.
     5)  Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.
     2)  Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -   No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         MARSICO CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY

A.      STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to vote all proxies over which it has voting authority in the best interest of MCM's clients.

B.      DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a.    By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b.    A material conflict of interest ordinarily does not exist when BAC or a
BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C.      MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

4. Under its investment philosophy, MCM generally invests client funds in a company only if MCM believes that the company's management seeks to serve shareholders' best interests. Because MCM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

5. MCM may periodically reassess its view of company managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM generally sells its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.      MCM'S PROXY VOTING PROCEDURES

6. When companies in which MCM has invested client funds issue proxies, MCM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

7. If MCM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, MCM generally abstains from voting proxies issued by the company after MCM has made the decision to sell. MCM generally will not notify clients when this type of routine abstention occurs.

8. MCM also may abstain from voting proxies in other circumstances. MCM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. MCM generally will not notify clients when this type of routine abstention occurs.

9. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.      ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

11. Because MCM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

12.a.   Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and BAC or a BAC subsidiary), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

     (i) Causing the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients; or

     (ii) Causing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

12.b.   In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

     (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

     (ii)   Abstaining from voting the proxies; or

     (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

MCM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.      OTHER EXCEPTIONS

13. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management. MCM generally would notify affected clients of any such exception.

G.      VOTING BY CLIENT INSTEAD OF MCM

14. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

15. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

16. MCM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.      PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

17. MCM's client services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

18. MCM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.      RECORDKEEPING

19. MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

     (i) Copies of all proxy voting policies and procedures;

     (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

     (iii) Records of proxy votes cast on behalf of clients;

     (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

     (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

20. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

21. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.      AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

23. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

Adopted effective March 31, 2003

SUMMARY OF MELLON
CAPITAL MANAGEMENT
PROXY VOTING POLICY
AND PROCEDURES

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.


June 24, 2003

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                               SEPTEMBER 17, 2003

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

         These policies and procedures include:

         A.    Voting Guidelines;

         B.    Administrative Procedures;

         C.    Monitoring System;

         D.    Records Retention; and

         E.    Reports.

A.  VOTING GUIDELINES

    1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

         MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

         MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

         As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients.

         From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

         These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2.  MFS' POLICY ON SPECIFIC ISSUES

         NON-SALARY COMPENSATION PROGRAMS

         Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

         Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

         MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

         MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

         MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         "GOLDEN PARACHUTES"

         From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

         ANTI-TAKEOVER MEASURES

         In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

         REINCORPORATION AND REORGANIZATION PROPOSALS

         When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         DILUTION

         There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

         CONFIDENTIAL VOTING

         MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

         INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

         While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

         INDEPENDENT AUDITORS

         Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

         BEST PRACTICES STANDARDS

         Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

         FOREIGN ISSUERS - SHARE BLOCKING

         In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

         SOCIAL ISSUES

         There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

         The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

         Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.  ADMINISTRATIVE PROCEDURES

    1.   MFS PROXY REVIEW GROUP

         The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

         a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

         b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

         c. Considers special proxy issues as they may arise from time to time.

         The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2.   POTENTIAL CONFLICTS OF INTEREST

         The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

         In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

         a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

         b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

         c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

         d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

         The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3.   GATHERING PROXIES

         Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4.   ANALYZING PROXIES

         After input into the Proxy Administrator system, proxies which are deemed to be completely routine (E.G., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

----------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

         Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

         As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (E.G., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

         As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5.      VOTING PROXIES

         After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.  MONITORING SYSTEM

         It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

         When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.  RECORDS RETENTION

         MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

E.  REPORTS

         MFS FUNDS

         Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include:
    (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor;
    (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

         ALL MFS ADVISORY CLIENTS

         At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

         Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

                        TEMPLETON INVESTMENT COUNSEL, LLC

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

January 1, 2004

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor which Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the

Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1. All proxy materials received will be recorded immediately by the Proxy Group in a database to maintain control over such materials.

2. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

3. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

4. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

5. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

7. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

8. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy

Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

9. The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC.

                         T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

      CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

     INVESTMENT SUPPORT GROUP. The Investment Support Group ("INVESTMENT SUPPORT GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     PROXY ADMINISTRATOR. The Investment Support Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

     T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     ELECTION OF DIRECTORS - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

- ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

- EXECUTIVE COMPENSATION ISSUES - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

- SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

     -      Corporate environmental practices;
     -      Board diversity;
     -      Employment practices and employment opportunity;
     -      Military, nuclear power and related energy issues;
     - Tobacco, alcohol, infant formula and safety in advertising practices;
     -      Economic conversion and diversification;
     -      International labor practices and operating policies;
     -      Genetically-modified foods;
     -      Animal rights; and
     -      Political contributions/activities and charitable contributions.

     GLOBAL PORTFOLIO COMPANIES - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

     VOTES AGAINST COMPANY MANAGEMENT - Where ISS recommends a vote against management on any particular proxy issue, the proxy administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

     INDEX AND PASSIVELY MANAGED ACCOUNTS - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

     DIVIDED VOTES - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

     SHAREBLOCKING - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

     SECURITIES ON LOAN - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

     Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

     On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

     Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

     The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

     Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.

     SPECIFIC CONFLICT OF INTEREST SITUATIONS - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

     Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

     T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

     Andrew Mark, Director of Operations
      and Technology Administration
     C/o Turner Investment Partners, Inc.
     1205 Westlakes Drive, Suite 100
     Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2003

Wellington Management Company, LLP
Proxy Policies and Procedures

Dated: April 30, 2004

INTRODUCTION

Wellington Management Company, LLP ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client's written request.

2
Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

3
Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4
Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8
Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9
Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day- to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

- Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

- Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

- Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                                                       EXHIBIT A

Wellington Management Company, LLP
Proxy Voting Guidelines

Dated: April 30, 2004


INTRODUCTION

Upon a client's written request, Wellington Management Company, LLP ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

-  Election of Directors:                                    For

-  Repeal Classified Board (SP):                             For

-  Adopt Director Tenure/Retirement Age (SP):                Against

-  Minimum Stock Ownership by Directors (SP):                Case-by-Case

-  Adopt Director & Officer Indemnification:                 For

-  Allow Special Interest Representation to Board (SP):      Against

-  Require Board Independence (SP):                          For

-  Require Board Committees to be Independent (SP):          For

-  Require a Separation of Chair and CEO or Require a        Case-by-Case
   Lead Director (SP):

-  Boards not Amending Policies That are Supported           Withhold
   by a Majority of Shareholders:                            vote*

   * on all Directors seeking election the following year

-  Approve Directors' Fees:                                  For

-  Approve Bonuses for Retiring Directors:                   For

-  Elect Supervisory Board/Corporate Assembly:               For

MANAGEMENT COMPENSATION

-  Adopt/Amend Stock Option Plans:                           Case-by-Case

-  Adopt/Amend Employee Stock Purchase Plans:                For

-  Eliminate Golden Parachutes (SP):                         For

-  Expense Future Stock Options (SP):                        For

-  Shareholder Approval of All Stock Option Plans (SP):      For

-  Shareholder Approval of Future Severance Agreements       For
   Covering Senior Executives (SP):

-  Recommend Senior Executives Own and Hold Company          For
   Stock, not Including Options (SP):

-  Disclose All Executive Compensation (SP):                 For

REPORTING OF RESULTS

-  Approve Financial Statements:                             For

-  Set Dividends and Allocate Profits:                       For

-  Limit Non-Audit Services Provided by Auditors (SP):       For

-  Ratify Selection of Auditors and Set Their Fees:          For

-  Elect Statutory Auditors:                                 For

SHAREHOLDER VOTING RIGHTS

-  Adopt Cumulative Voting (SP):                             Against

-  Redeem or Vote on Poison Pill (SP):                       For

-  Authorize Blank Check Preferred Stock:                    Against

-  Eliminate Right to Call a Special Meeting:                Against

-  Increase Supermajority Vote Requirement:                  Against

-  Adopt Anti-Greenmail Provision:                           For

-  Restore Preemptive Rights:                                Case-by-Case

-  Adopt Confidential Voting (SP):                           For

-  Approve Unequal Voting Rights:                            Against

-  Remove Right to Act by Written Consent:                   Against

-  Approve Binding Shareholder Proposals:                    Case-by-Case

CAPITAL STRUCTURE

-  Increase Authorized Common Stock:                         Case-by-Case

-  Approve Merger or Acquisition:                            Case-by-Case

-  Approve Technical Amendments to Charter:                  Case-by-Case

-  Opt Out of State Takeover Statutes:                       For

-  Consider Non-Financial Effects of Mergers:                Against

-  Authorize Share Repurchase:                               For

-  Authorize Trade in Company Stock:                         For

-  Issue Debt Instruments:                                   For

SOCIAL ISSUES

-  Endorse the Ceres Principles (SP):                        Case-by-Case

-  Disclose Political and PAC Gifts (SP):                    For

-  Require Adoption of International Labor Organization's    Case-by-Case
   Fair Labor Principles (SP):

MISCELLANEOUS

-  Approve Other Business:                                   Abstain

-  Approve Reincorporation:                                  Case-by-Case

                                     PART C
                                OTHER INFORMATION

Item 23.   Exhibits


      1.   a.   Amended and Restated Articles of Incorporation, incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit l.a of Form N-lA Registration Statement.

           b. Articles of Amendment to the Articles of Incorporation are incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 1.b of Form N-1A Registration Statement.

           c. Articles of Amendment to the Articles of Incorporation are incorporated by reference to earlier filing on February 25, 1999 SEC file No. 2-94479 Exhibit 1.c of Form N-1A Registration Statement.

           d. Articles of Amendment to the Articles of Incorporation. incorporated by reference to earlier filing on February 15, 2001 SEC file No. 2-94479 Exhibits 1.d and 1.e of Form N-1A Registration Statement.

           e. Articles of Amendment to the Articles of Incorporation, are incorporated by reference to earlier filing on April 17, 2003 SEC file No. 2-94479 Exhibit 1.e of Form N-1A Registration Statement.

     2. By-Laws of Jefferson Pilot Variable Fund, Inc., incorporated by reference to earlier filing on February 25, 1999 SEC File No. 2-94479
          Exhibit 2 of Form N-1A Registration Statement.

     3.   Not applicable.

      4. a. Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
           Exhibit 99.5a.

           b. Investment Subadvisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton Global Advisers Limited. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5B.

           c. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Lord Abbett & Company for the Small Company Portfolio. Incorporated by reference to earlier filing on February 16, 2000 SEC file No. 2-94479 Exhibit 99.4d of N-1A Registration Statement.

           d. Investment Sub Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Credit Suisse Asset Management, LLC for the Growth and Income Portfolio. Incorporated by reference to earlier filing on February 16, 2000 SEC file No. 2-94479 Exhibit 99.4E.

           e. Investment Sub Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Wellington Management Company, LLP for the Capital Growth Portfolio.

           f. Investment Sub Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Wellington Management Company, LLP for the Balanced Portfolio.

           g. Investment Sub-Advisory Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation, and Massachusetts Financial Services Company with respect to the Money Market Portfolio. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479 Exhibit 99.5H.

           h. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and T. Rowe Price Associates, Inc. for the Strategic Growth Portfolio. Incorporated by reference to earlier filing on April 17, 2003 SEC file No. 2-94479 Exhibit 4.h.

           i. Investment Sub-Advisory Agreement between Jefferson Pilot Investment Advisory Corporation and Turner Investment Partners, Inc. for the Growth Portfolio.

           j. Investment Sub Advisory Agreement between Jefferson Pilot Variable Fund, Inc., Jefferson Pilot Variable Corporation and Massachusetts Financial Service Company for the High Yield Bond Portfolio incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479 Exhibit 99.5e.

           k. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Wellington Management Company, LLP for the Mid-Cap Value Portfolio, incorporated by reference to earlier filing on April 20, 2001 SEC File No. 2-94479 Exhibit 4l.

           l. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Turner Investment Partners, Inc. for the Mid-Cap Growth Portfolio, incorporated by reference to earlier filing on April 20, 2001 SEC File No. 2-94479 Exhibit 4m.

           m. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Dalton, Greiner, Hartman, Maher & Co. for the Small-Cap Value Portfolio.

           n. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Marsico Capital Management, LLC for the International Equity Portfolio, incorporated by reference to earlier filing on April 17, 2003 SEC file No. 2-94479 Exhibit 4.n.

           o. Investment Subadvisory Agreement between Jefferson Pilot Investment Advisory Corporation and Mellon Capital Management Corporation for the S&P 500 Index Portfolio., incorporated by reference to earlier filing on November 6, 2003 SEC File No. 2-94479
           Exhibit 4o.

      5. Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation incorporated by reference to earlier filing on March 2, 1998 SEC File No. 2-94479
           Exhibit 99.6.

      6.   Not applicable.

      7. a. Custodial Services Agreement between Jefferson Pilot Variable Fund, Inc. and Citibank, N.A., incorporated by reference to earlier filing on February 15, 2001 SEC File No. 2-94479 Exhibit 7 of
           Form N-1A Registration Statement.

           b. Securities Lending Agency Agreement between Jefferson Pilot Variable Fund, Inc. and Citibank, N.A., incorporated by reference to earlier filing on April 17, 2003 SEC file No. 2-94479
           Exhibit 7.b. of Form N-1A Registration Statement.

      8.   Not applicable.

      9. a. Opinion and Consent of Counsel as to the legality of the securities being registered, SEC file No. 2-94479. Incorporated by reference to earlier filing on September 5, 1997 SEC file No. 2-94479
           Exhibit 99.10a of N-1A Registration Statement.

     10. Consent of Ernst & Young LLP, incorporated by reference to earlier filing on April 23, 2004 SEC file No. 2-94479 Exhibit 10 of N-1A Registration Statement.

     11.   Not applicable.

     12. a. Stock Subscription Agreement between Chubb America Fund, Inc. and The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(a) of N-lA Registration Statement.

           b. Stock Subscription Agreement between Chubb America Fund, Inc. and The Volunteer State Life Insurance Company, incorporated by reference to earlier filing on April 11, 1990, SEC File No. 2-94479, Exhibit 13(b) of N-lA Registration Statement.

           c. Stock Subscription Agreement between Chubb America Fund, Inc. and Chubb Life Insurance Company of America, incorporated by reference to earlier filing on February 28, 1992, SEC File No. 2-94479, Exhibit 13(c) of N-lA Registration Statement.

     13.   Not applicable.

     14.   Not applicable.

     15.   Reserved

     16. a. Code of Ethics of Registrant, Jefferson Pilot Investment Advisory Corporation (formerly, Chubb Investment Advisory Corporation), and Jefferson Pilot Variable Corporation, incorporated by reference to earlier filing on November 6, 2003 SEC File No. 2-94479 Exhibit 16a.

           b. Code of Ethics of Credit Suisse Asset Management, LLC., incorporated by reference to earlier filing on February 15, 2001 SEC File No. 2-94479 Exhibit 16 of Form N-1A Registration Statement.

           c. Code of Ethics of Templeton Investment Counsel, Inc., incorporated by reference to earlier filing on February 15, 2001 SEC File No. 2-94479 Exhibit 16 of Form N-1A Registration Statement.

           d. Code of Ethics of Lord, Abbett & Co., incorporated by reference to earlier filing on February 15, 2001 SEC File No. 2-94479 Exhibit 16 of Form N-1A Registration Statement.

           e. Code of Ethics of Massachusetts Financial Services Company. incorporated by reference to earlier filing on February 15, 2001 SEC File No. 2-94479 Exhibit 1G of Form N-1A Registration Statement.

           f. Code of Ethics of T. Rowe Price Associates, Inc., incorporated by reference to earlier filing on April 17, 2003 SEC File No. 2-94479 Exhibit 16.g. of Form N-1A Registration Statement.

           g. Securities Trading Policy of Mellon Capital Management Corporation, incorporated by reference to earlier filing on November 6, 2003 SEC File No. 2-94479 Exhibit 16i.

           h. Code of Ethics of Wellington Management Company, 11p, incorporated by reference to earlier filing on April 20, 2001 SEC File No. 2-94479
           Exhibit 16k of Form N-1A Registration Statement.

           i. Code of Ethics of Turner Investment Partners, Inc., incorporated by reference to earlier filing on April 20, 2001 SEC File No. 2-94479
           Exhibit 16l of Form N-1A Registration Statement.

           j. Code of Ethics of Dalton, Greiner, Hartman, Maher & Co., incorporated by reference to earlier filing on April 20, 2001 SEC File No. 2-94479 Exhibit 16m of Form N-1A Registration Statement.

           k. Code of Ethics of Marsico Capital Management, LLC, incorporated by reference to earlier filing on April 17, 2003 SEC File No. 2-94479 Exhibit 16.m. of Form N-1A Registration Statement.

Item 24.   Persons Controlled by or under Common Control with Registrant

Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of The Jefferson-Pilot Corporation, a North Carolina corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of The Jefferson-Pilot Corporation is included in this filing.

Item 25.   Indemnification

Reference is made to Article VIII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed on September 5, 1997, as Exhibit 1.a to the Form N-lA Registration Statement and to Article V of the Registrant's By-Laws filed on March 2, 1998, as Exhibit 2 to the Form N-1A Registration Statement. The Amended and Restated Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other body before whom the proceeding is brought that the director or officer was not liable by reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that the director or officer is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Jefferson Pilot Investment Advisory was formed in 1984 and had not been previously engaged in any other business. The other businesses, professions, vocations and employment of a substantial nature of its directors and officers during the past two years are as follows:

Name of Director                                                       Other Business,
or Officer of Jefferson             Positions with Jefferson Pilot     Profession, Vocation or
Pilot                               Investment                         Employment During
Investment Advisory                 Advisory                           Past Two Years
-------------------                 --------                           --------------
Ronald Angarella                    President and Director             Senior Vice President,
                                                                       Jefferson Pilot Financial;
                                                                       Senior Vice President and
                                                                       Director of Jefferson Pilot
                                                                       LifeAmerica; Chairman and
                                                                       Director, Jefferson Pilot
                                                                       Securities.

Craig D. Moreshead                  Secretary                          Counsel for Jefferson Pilot
                                                                       Financial, Secretary of
                                                                       Jefferson Pilot Variable
                                                                       Fund, Inc. and Jefferson
                                                                       Pilot Variable Corporation.

Alicia DuBois                       Assistant Treasurer                Senior Mutual Fund Manager,
                                                                       Jefferson Pilot Financial,
                                                                       Assistant Treasurer of Jefferson
                                                                       Pilot Variable Fund, Inc.

                                                                       Other Business,
Name of Director                    Positions with Jefferson           Profession, Vocation or
or Officer of Jefferson             Pilot Investment                   Employment During
Pilot Investment Advisory           Advisory                           Past Two Years
-------------------------           --------                           --------------
John A. Weston                      Treasurer                          Vice President, Mutual
                                                                       Fund Accounting Officer,
                                                                       Jefferson Pilot Financial;
                                                                       Treasurer, Jefferson Pilot
                                                                       Securities Corporation,
                                                                       Hampshire Funding, Inc. and
                                                                       Polaris Financial Services,
                                                                       Inc.; previously Financial
                                                                       Reporting Officer, Chubb
                                                                       Life, Treasurer Chubb
                                                                       Investment Funds Inc. and
                                                                       Chubb Series Trust.

John C. Ingram                      Director                           Senior Vice President -
                                                                       Securities of
                                                                       Jefferson-Pilot Life,
                                                                       Alexander Hamilton Life,
                                                                       and Jefferson Pilot
                                                                       Financial

W. Thomas Boulter                   Vice President                     Vice President and Chief
                                                                       Compliance Officer, Jefferson Pilot
                                                                       Securities Corporation; Jefferson
                                                                       Pilot Variable Corporation; Allied
                                                                       Professional Advisors; and Polaris
                                                                       Financial Services.

David K. Booth                      Vice President                     President and Director, Jefferson
                                                                       Pilot Securities Corporation and
                                                                       Hampshire Funding Inc.; previously
                                                                       Vice President and Chief Marketing
                                                                       Officer, Jefferson Pilot Securities
                                                                       Corporation

                                                                       Other Business,
Name of Director                    Positions with Jefferson           Profession, Vocation or
or Officer of Jefferson             Pilot Investment                   Employment During
Pilot Investment Advisory           Advisory                           Past Two Years
-------------------------           --------                           --------------
Carol R. Hardiman                   Vice President                     Vice President and Director of
                                                                       Jefferson Pilot Securities; Vice
                                                                       President of Hampshire Funding Inc.

The directors, officers, employees and partners of the Sub-Investment Managers have rendered investment advice and management during the past two years and have not engaged in any other business of a substantial nature.

Item 27.   Principal Underwriters

Jefferson Pilot Variable Corporation also distributes JPF Separate Account A, JPF Separate Account B, JPF Separate Account C, JPF Separate Account D, Alexander Hamilton Variable Annuity Separate Account and Jefferson-Pilot Separate Account A.

The names, principal business addresses, positions and offices of each director or officer of Jefferson Pilot Variable Corporation, and their positions with the Fund are:

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    with Underwriter                   with Registrant
------------------                  ----------------                   --------------
Ronald R. Angarella                 President and                      President and Director
One Granite Place                   Chairman
Concord NH 03301

David Booth                         Vice President,                    None
One Granite Place                   Marketing
Concord NH 03301

W. Thomas Boulter                   Vice President, Compliance         None
One Granite Place                   & Chief Compliance Officer
Concord, NH 03301

Craig D. Morehead                   Secretary                          Secretary
One Granite Place
Concord, NH 03301

John A. Weston                      Treasurer & Chief                  Treasurer
One Granite Place                   Financial Officer
Concord NH 03301

Charles C. Cornelio                 Director                           Vice President and General Counsel

Lisa S. Clifford                    Assistant Vice President,          None
                                    Compliance

Carol R. Hardiman                   Director                           None

Donna M. Wilbur                     Assistant Treasurer                None

Item 28.   Location of Accounts and Records

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records will be surrendered promptly on request:

Citibank, N.A., 111 Wall Street, New York, New York 10043; Mellon Capital Management Corporation, 595 Market Street, Suite 3000, San Francisco, CA
94105; Credit Suisse Asset Management, 466 Lexington Avenue, New York, New
York 10017; Jefferson Pilot Investment Advisory, One Granite Place, Concord,
New Hampshire 03301; Lord, Abbett & Company, 767 Fifth Avenue, New York, New York 10153; Templeton Investment Counsel, LLC, 500 East Broward Boulevard,
Suite 2100, Fort Lauderdale, Florida 33394; Mellon Capital Management Corporation, 595 Market Street, Suite 3000, San Francisco, CA 94105; Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116; Dalton, Greiner, Hartman, Maher & Co., 565 Fifth Avenue, Suite 2101, New York, New York 10017; Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; Turner Investment Partners, Inc.
1235 West Lakes Drive, Suite 350, Berwyn, Pennsylvania 19312; Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, Colorado 80202; T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; and Jefferson Pilot Securities Corporation and Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301.

Item 29.   Management Services

Not applicable.

Item 30.   Undertakings

     Not applicable.

           Signatures
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Concord, and the State of New Hampshire on the 30th day of August, 2004.

                                         By: /s/ Ronald Angarella
                                             ----------------------------------
                                             Ronald Angarella
                                               President

Each of the undersigned Officers and Directors of Jefferson Pilot Variable Fund, Inc. (the "Fund") whose signatures appear below hereby makes, constitutes and appoints Ronald Angarella his/her true and lawful attorney with power to act without any other and with full power of substitution, to execute, deliver and file in each of the undersigned Officers and Directors capacity or capacities as shown below, this Registration Statement and any and all documents in support of this Registration Statement or supplement thereto, and any and all amendments, including any and all post-effective amendments to the foregoing; and said Officers and Directors hereby grant to said attorneys, and to any one or more of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as each of said Officers and Directors might or could do personally in his/her capacity or capacities as aforesaid, and each of said Officers and Directors ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his/her signature as the same as may be signed by said attorney or attorneys, or any one or more of them to this Registration Statement and any and all amendments thereto, including any and all post-effective amendments to the foregoing.

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                              Date
---------                           -----                              ----
/s/Ronald Angarella                 President,                         August 30, 2004
----------------------------        Principal
Ronald Angarella                    Executive
                                    Officer, and
                                    Director

/s/John A. Weston                   Treasurer, Principal               August 30, 2004
----------------------------        Financial Officer, and
John A. Weston,                     Principal Accounting
                                    Officer

*                                   Director                           August 30, 2004
----------------------------
Michael D. Coughlin

*                                   Director                           August 30, 2004
----------------------------
Elizabeth S. Hager

*                                   Director                           August 30, 2004
----------------------------
Thomas D. Rath

*                                   Director                           August 30, 2004
----------------------------
Frank Nesvet


*/s/ Ronald Angarella
----------------------------
Ronald Angarella
Attorney In Fact